                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4552

                            Columbia Funds Trust VIII
               (Exact name of registrant as specified in charter)

            One Financial Center, Boston, Massachusetts      02111
              (Address of principal executive offices)    (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end: 03/31/05

Date of reporting period: 03/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

                                    [GRAPHIC]



                             COLUMBIA INCOME FUND

                         Annual Report March 31, 2005

                     PRESIDENT'S MESSAGE
                                                  --------------------------
                                       Columbia Income Fund

Table of Contents


             Fund Profile...................................... 1

             Performance Information........................... 2

             Understanding Your Expenses....................... 3

             Economic Update................................... 4

             Portfolio Managers' Report........................ 5

               Investment Portfolio............................ 8

               Statement of Assets and Liabilities............. 20

               Statement of Operations......................... 21

               Statement of Changes in Net Assets.............. 22

               Notes to Financial Statements................... 24

               Financial Highlights............................ 30

             Report of Independent
             Registered Public Accounting Firm................. 34

             Trustees.......................................... 35

             Officers.......................................... 37

             Board Consideration and Approval of Investment
             Advisory Agreement................................ 38

             Important Information About This Report........... 41


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

                           --------------------------
                           Not FDIC May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

[PHOTO]



Dear Shareholder:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

                      FUND PROFILE
                                   -----------------------
                                     Columbia Income Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.
Portfolio structure as of 03/31/05 (%)

                    Corporate fixed-income
                      bonds & notes                     83.2
                    ----------------------------------------
                    Government agencies & obligations    6.3
                    ----------------------------------------
                    Mortgage-backed securities           3.7
                    ----------------------------------------
                    Asset-backed securities              1.9
                    ----------------------------------------
                    Collateralized mortgage obligations  1.5
                    ----------------------------------------
                    Cash equivalents, net other
                      assets & liabilities               3.4
                    ----------------------------------------

Quality breakdown as of 03/31/05 (%)

                                 Aaa       6.9
                                 -------------
                                 Aa        4.3
                                 -------------
                                 A        20.4
                                 -------------
                                 Baa      32.9
                                 -------------
                                 Other    27.3
                                 -------------
                                 Treasury  4.8
                                 -------------
                                 Agency    3.4
                                 -------------

Maturity breakdown as of 03/31/05 (%)

                               [CHART]
0-1 year                9.1
1-5 years              38.8
5-10 years             34.8
10-20 years             6.8
Over 20 years          10.5









Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.
Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.
Summary

.. For the 12-month period ended March 31, 2005, the fund's class A shares returned 2.00% without sales charge.

..  The fund outperformed both of its benchmarks, the Lehman Brothers
   Intermediate Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index. Its return was also higher than the average for its peer group, the Lipper Corporate Debt Funds BBB Rated Category.

.. We believe the fund's strong showing relative to its benchmarks and its peers was primarily due to its substantial exposure to corporate bonds, which outpaced Treasuries and other fixed income instruments during the period.

                                  [FLOW CHART]

Class A Shares                                     2.00%
Lehman Brothers Intermediate
Government/Credit
Bond Index                                        -0.32%



                                   Objective
Seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation.

                               Total net assets
                                $666.8 million

Management style
 LOGO

                  PERFORMANCE INFORMATION
                                                   ----------------------------
                                         Columbia Income Fund

Performance of a $10,000 investment 04/01/95 - 03/31/05 ($)

                          sales charge: without  with
                          ----------------------------
                          Class A       20,482  19,502
                          ----------------------------
                          Class B       20,065  20,065
                          ----------------------------
                          Class C       20,146  20,146
                          ----------------------------
                          Class Z       20,797     n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Value of a $10,000 investment 04/01/95 - 03/31/05

                                    [CHART]

                                 Columbia
               Columbia           Lehman            Lehman
              Income Fund       Income Fund         Brother          Brother
              - Class A         - Class A          Government      Intermediate
               Without             With          /Credit Bond      Credit Bond
                Sales             Charge            Index            Index
                -----             ------            -----            -----
               10000               9525             10000             10000
04/30/1995     10158               9675             10123             10154
05/31/1995     10556              10055             10429             10542
06/30/1995     10652              10146             10499             10627
07/31/1995     10655              10149             10500             10615
08/31/1995     10779              10267             10595             10746
09/30/1995     10898              10380             10671             10846
10/31/1995     11031              10507             10790             10974
11/30/1995     11207              10675             10931             11157
12/31/1995     11376              10836             11046             11299
01/31/1996     11490              10944             11141             11404
02/29/1996     11314              10777             11011             11222
03/31/1996     11211              10679             10955             11141
04/30/1996     11152              10622             10916             11077
05/31/1996     11140              10610             10907             11060
06/30/1996     11265              10730             11023             11196
07/31/1996     11289              10753             11056             11224
08/31/1996     11303              10766             11065             11218
09/30/1996     11513              10966             11219             11413
10/31/1996     11763              11204             11417             11665
11/30/1996     12010              11439             11568             11864
12/31/1996     11928              11362             11494             11748
01/31/1997     11989              11419             11539             11796
02/28/1997     12080              11506             11561             11829
03/31/1997     11922              11356             11481             11700
04/30/1997     12057              11484             11615             11855
05/31/1997     12243              11662             11712             11975
06/30/1997     12428              11838             11818             12107
07/31/1997     12816              12207             12058             12428
08/31/1997     12664              12062             11998             12318
09/30/1997     12848              12238             12137             12491
10/31/1997     12884              12272             12272             12607
11/30/1997     12944              12329             12299             12636
12/31/1997     13072              12451             12397             12732
01/31/1998     13217              12589             12560             12901
02/28/1998     13249              12619             12550             12903
03/31/1998     13325              12692             12590             12948
04/30/1998     13399              12762             12653             13022
05/31/1998     13476              12836             12745             13134
06/30/1998     13511              12870             12827             13206
07/31/1998     13564              12920             12872             13240
08/31/1998     13274              12643             13074             13334
09/30/1998     13554              12910             13402             13733
10/31/1998     13273              12643             13388             13623
11/30/1998     13514              12872             13387             13729
12/31/1998     13593              12948             13441             13788
01/31/1999     13708              13056             13515             13899
02/28/1999     13501              12859             13316             13662
03/31/1999     13653              13005             13416             13789
04/30/1999     13775              13120             13457             13843
05/31/1999     13631              12984             13354             13689
06/30/1999     13581              12936             13363             13677
07/31/1999     13538              12894             13351             13633
08/31/1999     13509              12867             13362             13624
09/30/1999     13646              12997             13486             13774
10/31/1999     13684              13034             13521             13826
11/30/1999     13766              13112             13537             13859
12/31/1999     13762              13108             13493             13811
01/31/2000     13795              13139             13443             13751
02/29/2000     13946              13284             13553             13864
03/31/2000     14104              13434             13694             13982
04/30/2000     13952              13289             13662             13901
05/31/2000     13885              13225             13684             13894
06/30/2000     14253              13576             13925             14183
07/31/2000     14441              13755             14031             14313
08/31/2000     14662              13965             14196             14497
09/30/2000     14720              14021             14326             14637
10/31/2000     14653              13957             14391             14650
11/30/2000     14789              14087             14587             14825
12/31/2000     15107              14389             14856             15115
01/31/2001     15456              14722             15099             15434
02/28/2001     15668              14923             15241             15585
03/31/2001     15740              14992             15359             15715
04/30/2001     15726              14979             15319             15685
05/31/2001     15897              15142             15404             15804
06/30/2001     15943              15186             15461             15874
07/31/2001     16291              15517             15783             16245
08/31/2001     16489              15706             15941             16430
09/30/2001     16186              15417             16174             16532
10/31/2001     16442              15661             16442             16826
11/30/2001     16460              15678             16278             16697
12/31/2001     16371              15593             16188             16590
01/31/2002     16497              15713             16272             16695
02/28/2002     16555              15768             16401             16821
03/31/2002     16472              15690             16152             16562
04/30/2002     16806              16008             16418             16793
05/31/2002     16909              16106             16582             17021
06/30/2002     16826              16027             16725             17087
07/31/2002     16725              15931             16922             17144
08/31/2002     16966              16160             17174             17475
09/30/2002     17154              16339             17482             17803
10/31/2002     16801              16003             17414             17661
11/30/2002     17164              16348             17398             17807
12/31/2002     17547              16713             17777             18272
01/31/2003     17655              16817             17777             18323
02/28/2003     17963              17109             18028             18646
03/31/2003     17971              17118             18046             18685
04/30/2003     18423              17548             18183             18941
05/31/2003     18913              18014             18548             19424
06/30/2003     19047              18142             18535             19434
07/31/2003     18466              17589             18031             18837
08/31/2003     18527              17647             18075             18893
09/30/2003     19105              18197             18532             19456
10/31/2003     19160              18250             18358             19283
11/30/2003     19308              18391             18383             19341
12/31/2003     19572              18643             18543             19533
01/31/2004     19799              18859             18666             19689
02/29/2004     19930              18983             18856             19907
03/31/2004     20096              19141             19003             20083
04/30/2004     19690              18754             18553             19571
05/31/2004     19475              18550             18469             19447
06/30/2004     19598              18667             18525             19517
07/31/2004     19821              18880             18680             19716
08/31/2004     20186              19227             18992             20099
09/30/2004     20309              19344             19025             20173
10/31/2004     20540              19565             19152             20326
11/30/2004     20467              19494             18978             20148
12/31/2004     20679              19697             19107             20327
01/31/2005     20789              19801             19143             20386
02/28/2005     20779              19792             19038             20276
03/31/2005     20482              19502             18954             20091


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.
Average annual total return as of 03/31/05 (%)

         Share class        A             B            C          Z
         --------------------------------------------------------------
         Inception      07/31/00      07/15/02      07/15/02   03/05/86
         --------------------------------------------------------------
         Sales charge without with  without with  without with without
         --------------------------------------------------------------
         1-year        2.00   -2.85  1.25   -3.60  1.40   0.43   2.33
         --------------------------------------------------------------
         5-year        7.76    6.72  7.32    7.01  7.40   7.40   8.09
         --------------------------------------------------------------
         10-year       7.43    6.91  7.21    7.21  7.26   7.26   7.60
         --------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class A, class B and class C are newer classes of shares. Class A performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to its inception. Class B and class C performance information includes returns of the fund's class A shares for the period from July 31, 2000 through July 15, 2002 and for periods prior thereto, the fund's class Z shares (the oldest existing fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to a Rule 12b-1 fee. Class A shares were initially offered on July 31, 2000, class B and class C shares were initially offered on July 15, 2002, and class Z shares were initially offered on March 5, 1986.

UNDERSTANDING YOUR EXPENSES
                                       ----------------------------------
                               Columbia Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800-345-6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,009.27   1,020.19    4.76       4.78            0.95
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,005.53   1,016.45    8.50       8.55            1.70
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,006.23   1,017.20    7.75       7.80            1.55
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,010.52   1,021.44    3.51       3.53            0.70
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Distributor not waived a portion of class C shares' expenses, class C shares' total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                      ECONOMIC UPDATE
                                                -----------------------------
                                      Columbia Income Fund

The US economy moved ahead at a healthy pace during the 12-month period that began April 1, 2004 and ended March 31, 2005. Gross domestic product (GDP) expanded at an estimated annualized rate of 3.5% as job growth helped buoy consumer spending and rising profits boosted business spending. Higher energy prices put something of a damper on growth as the period wore on -- enough to slow the pace of growth to 3.1% in the first quarter of 2005.

Job growth dominated the economic news and drove consumer confidence ratings which moved up and down, depending on the number of new jobs reported. Overall, consumers remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace. Yet, business spending was not as robust as expected, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets.

Bonds deliver modest gains

The US bond market delivered a positive return despite rising interest rates in the final six weeks of the period. The yield on the 10-year Treasury note, a bellwether for the bond market, rose above 4.5%, and sent bond prices down. However, it settled just below 4.5% at the end of the period.

In this environment, the Lehman Brothers Aggregate Bond Index returned 1.15% for the 12-month period. Municipal bonds did even better than investment-grade taxable bonds as state revenues strengthened and fiscal constraints helped many states balance their budgets. The Lehman Municipal Bond Index returned 2.67%. High-yield bonds led the fixed-income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 6.79%. However, the riskiest bonds were the hardest hit when the bond market pulled back, and high-yield bonds gave back some of their gains in the final months of the period.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve (the Fed) raised the federal funds rate, a key short-term rate, from 1.00% to 2.75% in seven one-quarter percentage point steps during the period./1/ The Fed indicated early on that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures. So far, it has kept its word. However, the Fed left the door open for more aggressive action in remarks made on the economy and inflation when it met in March.

Stocks outperformed bonds

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index returned 6.69% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. However, stocks retreated early in 2005 as rising energy prices and higher interest rates turned investors cautious once again. Small and mid-cap stocks did significantly better than large-cap stocks, and value stocks led growth stocks by a significant margin. Energy and utilities were the best performing sectors.

/1/On May 3, 2005, the federal funds rate was raised to 3.00%

Summary
For the 12-month period ended March 31, 2005

..  Bonds chalked up modest gains as measured by the Lehman Brothers Aggregate
   Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index. However, they gave back some of their return in the last months of the period.

                                    [GRAPHIC]

Lehman Index               1.15
Merrill Lynch Index        6.79

.. Stocks outperformed bonds, as measured by the S&P 500 Index. Most of the period's gains were generated during a fourth-quarter rally in 2004.

                                    [GRAPHIC]

S&P 500 Index         6.69%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

                 PORTFOLIO MANAGERS' REPORT
                                                     --------------------------
                                          Columbia Income Fund

For the 12-month period ended March 31, 2005, Columbia Income Fund's class A shares returned 2.00% without sales charge. The fund performed better than its benchmarks, the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Intermediate Credit Bond Index, which returned -0.32% and 0.04%, respectively, for the same period. The fund also bested the Lipper Corporate BBB Rated Debt Fund Category average, which was 1.57% for the 12-month period./1/ The fund's performance was aided by its substantial position in corporate bonds. Approximately 25% of the fund's assets were invested in high-yield bonds, and the strong performance of this sector also helped the fund's return.

In March 2005, the fund's management team changed. Marie Schofield and Carl Pappo joined Thomas LaPointe and Kevin Cronk as co-managers of the fund.

Corporate issues outperformed

Solid economic trends provided a positive backdrop for corporate securities over the 12-month period. Despite pressure on the bond market from the Federal Reserve's current cycle of short-term interest-rate increases, returns on investment-grade corporate debt and high-yield bonds outpaced other fixed-income alternatives. Generally low rates drove bond investors seeking income toward lower quality issues, including emerging market and international securities. Because of this trend, the fund's light exposure to high quality foreign debt was a benefit, as was its limited exposure to higher quality sectors of the domestic corporate market, including financials.

Utility, energy bonds enhanced returns

As the business environment improved, utility bonds were strong performers. This benefited the fund, as its significant holdings in this area, particularly in electric utilities, turned in strong results. Sustained high oil prices drove the performance of energy bonds during the period, and the fund's investments in oil refining bonds also contributed to its strong performance. Despite recent poor performance, we continue to hold bonds in the airline sector. Historically airlines have held up well when interest rates have risen because the stakeholders' ultimate credit is the value of the airplanes.

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.


Net asset value per share as of 03/31/05 ($)

                                  Class A 9.89
                                  ------------
                                  Class B 9.89
                                  ------------
                                  Class C 9.89
                                  ------------
                                  Class Z 9.89

Distributions declared per share 04/01/04 - 03/31/05 ($)

                                  Class A 0.52
                                  ------------
                                  Class B 0.44
                                  ------------
                                  Class C 0.46
                                  ------------
                                  Class Z 0.55

SEC yields as of 03/31/05 (%)

                                  Class A 3.85
                                  ------------
                                  Class B 3.33
                                  ------------
                                  Class C 3.48
                                  ------------
                                  Class Z 4.34

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Holdings discussed
in this report as of 03/31/05 (%)

                      Federal National Mortgage Assn.  4.9
                      ------------------------------------
                      Federal Home Loan Mortgage Corp. 1.8
                      ------------------------------------
                      Sanmina-SCI                      0.2
                      ------------------------------------
                      Abitibi-Consolidated             0.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

--------------------------------------------------------------------------------
                               Columbia Income Fund


Trimmed corporate holdings, added to agencies

We trimmed the fund's exposure to investment-grade corporate issues in some of the best-performing areas of the corporate sector, including utilities and industrials. We used the proceeds to increase holdings in government agency debt and agency mortgage-backed issues. The government agency mortgage market has been largely unaffected by regulatory scrutiny of the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, and we believe these areas offer some of the best relative values. This strategy began to produce results towards the end of the period, with strong performance relative to other investment-grade sectors.

Among the fund's high-yield holdings, we reduced exposure to auto parts manufacturers and realized profits from sales of these securities, including Dana Corp. and SPX. During the period, we also sold several of the fund's holdings in the leisure sector. We eliminated Six Flags because the company's credit quality deteriorated, and we sold Host Marriott because we believed the bonds had reached fair value. We used proceeds of these sales to add exposure to cyclical sectors, such as information technology and forest products, which we believe have the potential to benefit from continued economic strength. Sanmina-SCI, an electronics manufacturer, and Abitibi-Consolidated, a newsprint producer, are two of the fund's new holdings in these areas.

Rising rates could dampen economy

While inflation remains in check, rising interest rates and escalating costs of doing business are not favorable developments for corporate bonds. A slowing of economic growth is the inevitable result of rising interest rates, which is likely to be a major factor influencing corporate performance. As a result, we have scaled back the fund's exposure to corporate bonds, particularly to investment-grade issues. We also limited the fund's Treasury holdings, because real interest rates are at unattractive levels. We continue to seek areas that offer compelling valuations and that are less vulnerable to rising interest rates.

Kevin L. Cronk has co-managed the Columbia Income Fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

/s/

Thomas A. LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

/s/

  We have scaled back the fund's exposure to corporate bonds, particularly investment grade issues, and continue to seek areas that offer compelling valuations and that are less vulnerable to rising interest rates.

--------------------------------------------------------------------------------
                               Columbia Income Fund


Marie M. Schofield has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1990.

/s/ Marie M. Schofield

Carl W. Pappo has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

/s/ Carl Pappo

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

                  INVESTMENT PORTFOLIO
                                       -----------------------
                  March 31, 2005         Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - 83.2%

BASIC MATERIALS - 3.9%
Chemicals - 2.3%                                             Par ($)  Value ($)
-------------------------------------- ------------------- --------- ----------
                      Dow Chemical Co. 5.750% 11/15/09     4,500,000  4,693,725
                                       ------------------- --------- ----------
                  Eastman Chemical Co. 3.250% 06/15/08     1,150,000  1,103,678
                                       6.300% 11/15/18     4,500,000  4,802,400
                                       ------------------- --------- ----------
                 EquiStar Chemicals LP 10.625% 05/01/11    2,000,000  2,255,000
                                       ------------------- --------- ----------
                  NOVA Chemicals Corp. 6.500% 01/15/12     2,000,000  2,050,000
                                       ------------------- --------- ----------
                                                     Chemicals Total 14,904,803
Forest Products & Paper - 1.6%
                                       ------------------- --------- ----------
            Abitibi-Consolidated, Inc. 8.375% 04/01/15       500,000    485,000
                                       ------------------- --------- ----------
                        Cascades, Inc. 7.250% 02/15/13     3,500,000  3,570,000
                                       ------------------- --------- ----------
               Norske Skog Canada Ltd. 7.375% 03/01/14     2,000,000  1,920,000
                                       ------------------- --------- ----------
                        Westvaco Corp. 8.200% 01/15/30     3,820,000  4,754,296
                                       ------------------- --------- ----------
                                       Forest Products & Paper Total 10,729,296
                                                                     ----------
                                               BASIC MATERIALS TOTAL 25,634,099

COMMUNICATIONS - 9.3%
Media - 5.9%
                                       ------------------- --------- ----------
Charter Communications Holdings II LLC 10.250% 09/15/10    1,000,000  1,027,500
                                       ------------------- --------- ----------
                         Comcast Corp. 5.850% 01/15/10     4,000,000  4,151,280
                                       6.500% 01/15/15     2,000,000  2,145,160
                                       ------------------- --------- ----------
                    CSC Holdings, Inc. 6.750% 04/15/12 (a)   500,000    497,500
                                       7.625% 04/01/11     1,500,000  1,556,250
                                       ------------------- --------- ----------
                    Dex Media West LLC 9.875% 08/15/13     1,953,000  2,182,477
                                       ------------------- --------- ----------
                  DirecTV Holdings LLC 8.375% 03/15/13       500,000    538,750
                                       ------------------- --------- ----------
                    Echostar DBS Corp. 6.375% 10/01/11     1,500,000  1,473,750
                                       ------------------- --------- ----------
                    Insight Midwest LP 9.750% 10/01/09     3,000,000  3,120,000
                                       ------------------- --------- ----------
                   Liberty Media Corp. 4.510% 09/17/06 (b) 4,000,000  4,053,400
                                       ------------------- --------- ----------
           News America Holdings, Inc. 9.250% 02/01/13     2,000,000  2,497,700
                                       ------------------- --------- ----------
        Sinclair Broadcast Group, Inc. 8.750% 12/15/11     2,000,000  2,112,500
                                       ------------------- --------- ----------
                          Viacom, Inc. 7.750% 06/01/05     6,500,000  6,543,745
                                       ------------------- --------- ----------
                        Videotron Ltee 6.875% 01/15/14       220,000    222,200
                                       ------------------- --------- ----------
                       Walt Disney Co. 5.500% 12/29/06     7,000,000  7,147,000
                                       ------------------- --------- ----------
                                                         Media Total 39,269,212

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

  Corporate Fixed-Income Bonds & Notes - (continued)

  COMMUNICATIONS - (continued)
  Telecommunication Services - 3.4%                          Par ($)   Value ($)
  ---------------------------------- --------------------- ---------- ----------
         Nextel Communications, Inc. 7.375% 08/01/15       3,095,000   3,265,225
                                     --------------------- ---------- ----------
                         Qwest Corp. 9.125% 03/15/12 (a)     500,000     545,000
                                     --------------------- ---------- ----------
                Qwest Services Corp. 13.500% 12/15/10 (a)  1,500,000   1,732,500
                                     --------------------- ---------- ----------
                 Rogers Cantel, Inc. 9.750% 06/01/16       2,000,000   2,380,000
                                     --------------------- ---------- ----------
                Sprint Capital Corp. 6.125% 11/15/08       4,500,000   4,712,490
                                     --------------------- ---------- ----------
        Telefonos de Mexico SA de CV 4.500% 11/19/08       5,250,000   5,156,288
                                     4.750% 01/27/10 (a)     975,000     949,835
                                     --------------------- ---------- ----------
        Verizon Global Funding Corp. 7.750% 12/01/30       3,000,000   3,608,160
                                     --------------------- ---------- ----------
                                     Telecommunication Services Total 22,349,498
                                                                      ----------
                                               COMMUNICATIONS TOTAL   61,618,710

  CONSUMER CYCLICAL - 9.9%
  Airlines - 1.5%
                                     --------------------- ---------- ----------
             American Airlines, Inc. 7.024% 10/15/09       3,029,000   3,059,290
                                     9.710% 01/02/07         996,660     928,140
                                     --------------------- ---------- ----------
          Continental Airlines, Inc. 7.461% 04/01/15       2,997,066   2,787,271
                                     --------------------- ---------- ----------
              Southwest Airlines Co. 5.496% 11/01/06       3,000,000   3,059,700
                                     --------------------- ---------- ----------
                                                     Airlines Total    9,834,401
  Apparel - 0.5%
                                     --------------------- ---------- ----------
           Jones Apparel Group, Inc. 6.125% 11/15/34 (a)   1,730,000   1,620,232
                                     --------------------- ---------- ----------
           Phillips-Van Heusen Corp. 7.250% 02/15/11       2,000,000   2,010,000
                                     --------------------- ---------- ----------
                                                      Apparel Total    3,630,232
  Auto Manufacturers - 0.8%
                                     --------------------- ---------- ----------
    DaimlerChrysler NA Holding Corp. 6.400% 05/15/06       4,000,000   4,100,240
                                     --------------------- ---------- ----------
        Navistar International Corp. 7.500% 06/15/11       1,500,000   1,515,000
                                     --------------------- ---------- ----------
                                           Auto Manufacturers Total    5,615,240
  Entertainment - 0.2%
                                     --------------------- ---------- ----------
  Steinway Musical Instruments, Inc. 8.750% 04/15/11       1,000,000   1,065,000
                                     --------------------- ---------- ----------
                                                Entertainment Total    1,065,000
  Home Builders - 1.0%
                                     --------------------- ---------- ----------
                   D.R. Horton, Inc. 9.750% 09/15/10       1,500,000   1,732,500
                                     --------------------- ---------- ----------
      K. Hovnanian Enterprises, Inc. 7.750% 05/15/13       2,000,000   2,060,000
                                     --------------------- ---------- ----------
              Standard-Pacific Corp. 9.250% 04/15/12       2,500,000   2,850,000
                                     --------------------- ---------- ----------
                                                Home Builders Total    6,642,500

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

    Corporate Fixed-Income Bonds & Notes - (continued)

    CONSUMER CYCLICAL - (continued)
    Leisure Time - 0.2%                                   Par ($)  Value ($)
    ------------------------------- ------------------- --------- ----------
                           K2, Inc. 7.375% 07/01/14     1,250,000  1,293,750
                                    ------------------- --------- ----------
                                               Leisure Time Total  1,293,750
    Lodging - 3.9%
                                    ------------------- --------- ----------
              Hard Rock Hotel, Inc. 8.875% 06/01/13     1,200,000  1,290,000
                                    ------------------- --------- ----------
       Harrah's Operating Co., Inc. 7.125% 06/01/07     3,750,000  3,946,875
                                    7.875% 12/15/05       500,000    511,875
                                    ------------------- --------- ----------
                 Hyatt Equities LLC 6.875% 06/15/07 (a) 2,525,000  2,632,313
                                    ------------------- --------- ----------
                    La Quinta Corp. 7.620% 09/13/05     2,200,000  2,211,000
                                    ------------------- --------- ----------
       Marriott International, Inc. 6.875% 11/15/05     5,000,000  5,088,400
                                    ------------------- --------- ----------
                         MGM Mirage 6.750% 09/01/12     1,000,000  1,010,000
                                    ------------------- --------- ----------
    Mohegan Tribal Gaming Authority 6.125% 02/15/13 (a) 2,250,000  2,216,250
                                    ------------------- --------- ----------
     Park Place Entertainment Corp. 9.375% 02/15/07     2,500,000  2,668,750
                                    ------------------- --------- ----------
                Seneca Gaming Corp. 7.250% 05/01/12       830,000    830,000
                                    ------------------- --------- ----------
              Station Casinos, Inc. 6.000% 04/01/12     1,000,000    992,500
                                    6.875% 03/01/16     1,500,000  1,496,250
                                    ------------------- --------- ----------
                 Wynn Las Vegas LLC 6.625% 12/01/14 (a) 1,000,000    950,000
                                    ------------------- --------- ----------
                                                    Lodging Total 25,844,213
    Retail - 1.8%
                                    ------------------- --------- ----------
                          CVS Corp. 5.298% 01/11/27 (a) 1,859,131  1,859,800
                                    ------------------- --------- ----------
             Ferrellgas Partners LP 8.750% 06/15/12     1,160,000  1,206,400
                                    ------------------- --------- ----------
          Finlay Fine Jewelry Corp. 8.375% 06/01/12     1,000,000    925,000
                                    ------------------- --------- ----------
                       Kohl's Corp. 6.700% 02/01/06     4,355,000  4,450,462
                                    ------------------- --------- ----------
                 Office Depot, Inc. 6.250% 08/15/13     1,655,000  1,732,917
                                    ------------------- --------- ----------
                     Rite Aid Corp. 7.500% 01/15/15 (a)   160,000    153,600
                                    ------------------- --------- ----------
                         Saks, Inc. 7.000% 12/01/13     1,500,000  1,380,000
                                    ------------------- --------- ----------
                 Tempur-Pedic, Inc. 10.250% 08/15/10      426,000    473,925
                                    ------------------- --------- ----------
                                                     Retail Total 12,182,104
                                                                  ----------
                                          CONSUMER CYCLICAL TOTAL 66,107,440

    CONSUMER NON-CYCLICAL - 9.9%
    Beverages - 1.4%
                                    ------------------- --------- ----------
                 Bottling Group LLC 2.450% 10/16/06     7,000,000  6,839,700

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

  Corporate Fixed-Income Bonds & Notes - (continued)

  CONSUMER NON-CYCLICAL - (continued)
  Beverages - (continued)                                   Par ($)  Value ($)
  ----------------------------------- ------------------- --------- ----------
      Constellation Brands, Inc.      8.125% 01/15/12     2,183,000  2,324,895
                                      ------------------- --------- ----------
                                                    Beverages Total  9,164,595
  Biotechnology - 0.3%
                                      ------------------- --------- ----------
      Bio-Rad Laboratories, Inc.      7.500% 08/15/13     2,000,000  2,100,000
                                      ------------------- --------- ----------
                                                Biotechnology Total  2,100,000
  Commercial Services - 1.6%
                                      ------------------- --------- ----------
            Erac USA Finance Co.      6.750% 05/15/07 (a) 3,000,000  3,145,020
                                      8.000% 01/15/11 (a) 3,000,000  3,411,510
                                      ------------------- --------- ----------
               NationsRent, Inc.      9.500% 10/15/10     2,000,000  2,180,000
                                      ------------------- --------- ----------
     Service Corp. International      7.700% 04/15/09     2,005,000  2,080,188
                                      ------------------- --------- ----------
                                          Commercial Services Total 10,816,718
  Cosmetics/Personal Care - 0.1%
                                      ------------------- --------- ----------
            Procter & Gamble Co.      5.500% 02/01/34     1,000,000  1,001,980
                                      ------------------- --------- ----------
                                      Cosmetics/Personal Care Total  1,001,980
  Food - 0.9%
                                      ------------------- --------- ----------
           Cadbury-Schweppes PLC      5.125% 10/01/13 (a) 1,750,000  1,735,440
                                      ------------------- --------- ----------
          Delhaize America, Inc.      8.125% 04/15/11     1,000,000  1,115,920
                                      ------------------- --------- ----------
             Dole Food Co., Inc.      8.625% 05/01/09     2,000,000  2,100,000
                                      ------------------- --------- ----------
  Stater Brothers Holdings, Inc.      8.125% 06/15/12     1,150,000  1,115,500
                                      ------------------- --------- ----------
                                                         Food Total  6,066,860
  Healthcare Services - 2.7%
                                      ------------------- --------- ----------
      Coventry Health Care, Inc.      8.125% 02/15/12       800,000    870,000
                                      ------------------- --------- ----------
                       HCA, Inc.      6.950% 05/01/12     1,500,000  1,556,790
                                      7.125% 06/01/06     3,250,000  3,348,573
                                      7.875% 02/01/11     2,167,000  2,364,262
                                      ------------------- --------- ----------
                  MedQuest, Inc.      11.875% 08/15/12    2,000,000  1,980,000
                                      ------------------- --------- ----------
          Tenet Healthcare Corp.      9.875% 07/01/14     3,050,000  3,164,375
                                      ------------------- --------- ----------
        UnitedHealth Group, Inc.      3.300% 01/30/08     4,750,000  4,604,555
                                      ------------------- --------- ----------
                                          Healthcare Services Total 17,888,555
  Pharmaceuticals - 2.9%
                                      ------------------- --------- ----------
         AmerisourceBergen Corp.      8.125% 09/01/08     3,000,000  3,217,500
                                      ------------------- --------- ----------
        Bristol-Myers Squibb Co.      4.750% 10/01/06     6,000,000  6,079,140
                                      ------------------- --------- ----------
     GlaxoSmithKline Capital PLC      2.375% 04/16/07     5,000,000  4,845,200
                                      ------------------- --------- ----------
    Medco Health Solutions, Inc.      7.250% 08/15/13     1,000,000  1,106,930

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)

CONSUMER NON-CYCLICAL - (continued)
Pharmaceuticals - (continued)                                    Par ($)  Value ($)
------------------------------------------ ------------------- --------- ----------
                                     Wyeth 6.450% 02/01/24     1,075,000  1,173,018
                                           6.500% 02/01/34     2,500,000  2,748,750
                                           ------------------- --------- ----------
                                                   Pharmaceuticals Total 19,170,538
                                                                         ----------
                                             CONSUMER NON-CYCLICAL TOTAL 66,209,246

DIVERSIFIED - 0.9%
Holding Companies - 0.9%
                                           ------------------- --------- ----------
      Hutchison Whampoa International Ltd. 6.250% 01/24/14 (a) 6,000,000  6,247,380
                                           ------------------- --------- ----------
                                                 Holding Companies Total  6,247,380
                                                                         ----------
                                                       DIVERSIFIED TOTAL  6,247,380

ENERGY - 6.9%
Oil & Gas - 6.4%
                                           ------------------- --------- ----------
                        Amerada Hess Corp. 7.300% 08/15/31     4,250,000  4,777,340
                                           ------------------- --------- ----------
                   Chesapeake Energy Corp. 6.375% 06/15/15 (a)   500,000    500,000
                                           7.500% 06/15/14     1,210,000  1,285,625
                                           ------------------- --------- ----------
                            ConocoPhillips 9.375% 02/15/11     2,000,000  2,447,920
                                           ------------------- --------- ----------
                     Devon Financing Corp. 7.875% 09/30/31     2,600,000  3,269,006
                                           ------------------- --------- ----------
                  Gazprom International SA 7.201% 02/01/20 (a) 4,700,000  4,794,000
                                           ------------------- --------- ----------
                          Murphy Oil Corp. 6.375% 05/01/12     2,250,000  2,432,610
                                           ------------------- --------- ----------
                               Nexen, Inc. 7.875% 03/15/32     3,500,000  4,308,010
                                           ------------------- --------- ----------
                      Noble Drilling Corp. 7.500% 03/15/19     3,500,000  3,991,960
                                           ------------------- --------- ----------
        Pemex Project Funding Master Trust 7.875% 02/01/09     2,000,000  2,155,000
                                           9.125% 10/13/10       750,000    865,313
                                           ------------------- --------- ----------
       Petrobras International Finance Co. 9.750% 07/06/11     1,500,000  1,725,000
                                           ------------------- --------- ----------
              Premcor Refining Group, Inc. 7.500% 06/15/15     4,000,000  4,180,000
                                           ------------------- --------- ----------
                 Pride International, Inc. 7.375% 07/15/14     2,000,000  2,140,000
                                           ------------------- --------- ----------
Ras Laffan Liquefied Natural Gas Co., Ltd. 3.437% 09/15/09 (a) 3,739,500  3,528,031
                                           ------------------- --------- ----------
                                                         Oil & Gas Total 42,399,815
Pipelines - 0.5%
                                           ------------------- --------- ----------
                             Coastal Corp. 7.750% 06/15/10     2,000,000  2,000,000
                                           ------------------- --------- ----------
                  Williams Companies, Inc. 8.125% 03/15/12     1,500,000  1,635,000
                                           ------------------- --------- ----------
                                                         Pipelines Total  3,635,000
                                                                         ----------
                                                            ENERGY TOTAL 46,034,815

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)

FINANCIALS - 24.3%
Banks - 5.8%                                                    Par ($)  Value ($)
-------------------------------------- ---------------------- --------- ----------
                      Bank One Corp.   6.500% 02/01/06        7,060,000  7,209,813
                                       ---------------------- --------- ----------
                   Barclays Bank PLC   7.375% 06/15/49 (a)(c) 4,000,000  4,441,280
                                       ---------------------- --------- ----------
          Chinatrust Commercial Bank   5.625% 12/29/49 (a)(c) 1,325,000  1,295,280
                                       ---------------------- --------- ----------
Credit Suisse First Boston USA, Inc.   7.900% 05/01/07 (a)(c) 3,500,000  3,730,755
                                       ---------------------- --------- ----------
             HSBC Capital Funding LP   9.547% 12/31/49 (a)(c) 4,500,000  5,410,665
                                       ---------------------- --------- ----------
     North Fork Bancorporation, Inc.   5.875% 08/15/12        4,000,000  4,216,160
                                       ---------------------- --------- ----------
         Popular North America, Inc.   6.125% 10/15/06        6,000,000  6,162,480
                                       ---------------------- --------- ----------
         Rabobank Capital Funding II   5.260% 12/31/49 (a)(c) 6,100,000  6,276,778
                                       ---------------------- --------- ----------
                                                            Banks Total 38,743,211
Diversified Financial Services - 12.2%
                                       ---------------------- --------- ----------
                            Air 2 US   8.027% 10/01/19 (a)    1,507,094  1,311,172
                                       ---------------------- --------- ----------
        Bear Stearns Companies, Inc.   4.000% 01/31/08        6,000,000  5,924,040
                                       ---------------------- --------- ----------
                    Capital One Bank   5.125% 02/15/14        3,350,000  3,297,673
                                       ---------------------- --------- ----------
                     Citigroup, Inc.   5.750% 05/10/06        7,000,000  7,127,400
                                       ---------------------- --------- ----------
        Countrywide Home Loans, Inc.   5.500% 08/01/06        4,000,000  4,070,240
                                       ---------------------- --------- ----------
             E*Trade Financial Corp.   8.000% 06/15/11        2,025,000  2,106,000
                                       ---------------------- --------- ----------
               Ford Motor Credit Co.   5.700% 01/15/10        1,000,000    943,510
                                       5.800% 01/12/09        2,350,000  2,259,220
                                       7.375% 10/28/09        4,000,000  4,032,800
                                       7.375% 02/01/11        2,650,000  2,639,400
                                       ---------------------- --------- ----------
       Fund American Companies, Inc.   5.875% 05/15/13        2,657,000  2,688,804
                                       ---------------------- --------- ----------
     General Motors Acceptance Corp.   6.125% 01/22/08        2,500,000  2,406,075
                                       7.250% 03/02/11        2,000,000  1,859,480
                                       ---------------------- --------- ----------
             Household Finance Corp.   4.625% 01/15/08        3,000,000  3,010,560
                                       ---------------------- --------- ----------
   International Lease Finance Corp.   6.375% 03/15/09        5,000,000  5,278,050
                                       ---------------------- --------- ----------
               Jefferies Group, Inc.   7.750% 03/15/12        2,750,000  3,123,807
                                       ---------------------- --------- ----------
               LaBranche & Co., Inc.   11.000% 05/15/12       2,000,000  2,110,000
                                       ---------------------- --------- ----------
           Merrill Lynch & Co., Inc.   3.700% 04/21/08        4,000,000  3,915,800
                                       4.250% 02/08/10        6,700,000  6,551,997

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)

FINANCIALS - (continued)
Diversified Financial Services - (continued)                           Par ($)      Value ($)
-------------------------------------------- ----------------------- ------------ -----------
                            Morgan Stanley   4.750% 04/01/14         1,000,000        955,030
                                             ----------------------- ------------ -----------
        PF Export Receivables Master Trust   3.748% 06/01/13 (a)     1,629,250      1,538,452
                                             ----------------------- ------------ -----------
                  Spear Leeds & Kellogg LP   8.250% 08/15/05 (a)     4,000,000      4,071,200
                                             ----------------------- ------------ -----------
                   Textron Financial Corp.   2.750% 06/01/06         5,000,000      4,935,350
                                             5.875% 06/01/07         1,990,000      2,054,297
                                             ----------------------- ------------ -----------
                     UFJ Finance Aruba AEC   6.750% 07/15/13         2,985,000      3,230,606
                                             ----------------------- ------------ -----------
                                             Diversified Financial Services Total  81,440,963
Insurance - 3.1%
                                             ----------------------- ------------ -----------
                            Allstate Corp.   7.875% 05/01/05         6,000,000      6,020,100
                                             ----------------------- ------------ -----------
Florida Windstorm Underwriting Association   7.125% 02/25/19 (a)     2,000,000      2,240,500
                                             ----------------------- ------------ -----------
   Hartford Financial Services Group, Inc.   4.700% 09/01/07         3,800,000      3,819,000
                                             ----------------------- ------------ -----------
       Prudential Insurance Co. of America   7.650% 07/01/07 (a)     6,100,000      6,503,393
                                             ----------------------- ------------ -----------
         Travelers Property Casualty Corp.   3.750% 03/15/08         2,250,000      2,192,625
                                             ----------------------- ------------ -----------
                                                           Insurance Total         20,775,618
Real Estate - 1.3%
                                             ----------------------- ------------ -----------
             Forest City Enterprises, Inc.   7.625% 06/01/15         1,000,000      1,070,000
                                             ----------------------- ------------ -----------
                       Prudential Property   6.625% 04/01/09 (a)     3,000,000      3,179,940
                                             7.125% 07/01/07 (a)     4,000,000      4,209,840
                                             ----------------------- ------------ -----------
                                                         Real Estate Total          8,459,780
Real Estate Investment Trusts - 1.6%
                                             ----------------------- ------------ -----------
                     Archstone-Smith Trust   6.875% 02/15/08           750,000        782,130
                                             ----------------------- ------------ -----------
                     iStar Financial, Inc.   5.125% 04/01/11         1,350,000      1,325,849
                                             8.750% 08/15/08         3,209,000      3,569,788
                                             ----------------------- ------------ -----------
                La Quinta Properties, Inc.   7.000% 08/15/12           500,000        506,250
                                             ----------------------- ------------ -----------
                  Thornburg Mortgage, Inc.   8.000% 05/15/13         2,000,000      2,050,000
                                             ----------------------- ------------ -----------
                          Ventas Realty LP   9.000% 05/01/12         2,000,000      2,280,000
                                             ----------------------- ------------ -----------
                                             Real Estate Investment Trusts Total   10,514,017
Savings & Loans - 0.3%
                                             ----------------------- ------------ -----------
                    Western Financial Bank   9.625% 05/15/12         2,000,000      2,175,000
                                             ----------------------- ------------ -----------
                                                     Savings & Loans Total          2,175,000
                                                                                  -----------
                                                          FINANCIALS TOTAL        162,108,589

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)

INDUSTRIALS - 5.7%
Aerospace & Defense - 1.3%                                      Par ($) Value ($)
------------------------------------ -------------------- ------------- ---------
                        Raytheon Co. 4.850% 01/15/11          1,000,000   997,970
                                     5.500% 11/15/12          5,000,000 5,147,550
                                     -------------------- ------------- ---------
                         Sequa Corp. 8.875% 04/01/08            715,000   757,900
                                     9.000% 08/01/09            285,000   306,375
                                     -------------------- ------------- ---------
            Systems 2001 Asset Trust 6.664% 09/15/13 (a)      1,138,213 1,224,854
                                     -------------------- ------------- ---------
                                              Aerospace & Defense Total 8,434,649
Electronics - 0.7%
                                     -------------------- ------------- ---------
      Flextronics International Ltd. 6.250% 11/15/14          1,475,000 1,404,937
                                     -------------------- ------------- ---------
                   Sanmina-SCI Corp. 6.750% 03/01/13 (a)      1,500,000 1,406,250
                                     -------------------- ------------- ---------
                Thomas & Betts Corp. 7.250% 06/01/13          2,000,000 2,137,500
                                     -------------------- ------------- ---------
                                                      Electronics Total 4,948,687
Environmental Control - 0.2%
                                     -------------------- ------------- ---------
    Allied Waste North America, Inc. 7.875% 04/15/13            400,000   396,500
                                     8.500% 12/01/08            250,000   258,750
                                     8.875% 04/01/08            500,000   518,750
                                     -------------------- ------------- ---------
                                            Environmental Control Total 1,174,000
Machinery Diversified - 0.2%
                                     -------------------- ------------- ---------
             Briggs & Stratton Corp. 8.875% 03/15/11          1,400,000 1,620,500
                                     -------------------- ------------- ---------
                                            Machinery Diversified Total 1,620,500
Metal Fabricate/Hardware - 0.2%
                                     -------------------- ------------- ---------
                    FastenTech, Inc. 12.500% 05/01/11 (a)       250,000   268,750
                                     -------------------- ------------- ---------
            Valmont Industries, Inc. 6.875% 05/01/14          1,000,000   971,250
                                     -------------------- ------------- ---------
                                         Metal Fabricate/Hardware Total 1,240,000
Miscellaneous Manufacturing - 0.4%
                                     -------------------- ------------- ---------
                    Bombardier, Inc. 6.300% 05/01/14 (a)      1,500,000 1,267,500
                                     -------------------- ------------- ---------
            Trinity Industries, Inc. 6.500% 03/15/14          1,550,000 1,488,000
                                     -------------------- ------------- ---------
                                      Miscellaneous Manufacturing Total 2,755,500
Packaging & Containers - 0.8%
                                     -------------------- ------------- ---------
          Crown European Holdings SA 10.875% 03/01/13         1,000,000 1,152,500
                                     -------------------- ------------- ---------
             Jefferson Smurfit Corp. 11.500% 10/01/15     EUR 1,000,000 1,205,791
                                     -------------------- ------------- ---------
Owens-Brockway Glass Container, Inc. 8.875% 02/15/09      USD 3,000,000 3,195,000
                                     -------------------- ------------- ---------
                                           Packaging & Containers Total 5,553,291
Transportation - 1.9%
                                     -------------------- ------------- ---------
    Burlington Northern Railroad Co. 9.250% 10/01/06          2,035,000 2,181,296
                                     -------------------- ------------- ---------
                CHC Helicopter Corp. 7.375% 05/01/14          1,000,000   973,750

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)

INDUSTRIALS - (continued)
Transportation - (continued)                                  Par ($)  Value ($)
--------------------------------------- ------------------- --------- ----------
                            FedEx Corp. 2.650% 04/01/07     5,000,000  4,842,800
                                        9.650% 06/15/12     1,000,000  1,278,130
                                        ------------------- --------- ----------
        Ship Finance International Ltd. 8.500% 12/15/13     2,000,000  1,982,500
                                        ------------------- --------- ----------
                               Stena AB 7.500% 11/01/13     1,200,000  1,224,000
                                        ------------------- --------- ----------
                                                 Transportation Total 12,482,476
                                                                      ----------
                                                    INDUSTRIALS TOTAL 38,209,103

TECHNOLOGY - 0.9%
Computers - 0.9%
                                        ------------------- --------- ----------
                    Hewlett-Packard Co. 3.625% 03/15/08     2,000,000  1,953,460
                                        ------------------- --------- ----------
         IBM Canada Credit Services Co. 3.750% 11/30/07 (a) 4,000,000  3,923,000
                                        ------------------- --------- ----------
                                                      Computers Total  5,876,460
                                                                      ----------
                                                     TECHNOLOGY TOTAL  5,876,460

UTILITIES - 11.5%
Electric - 10.7%
                                        ------------------- --------- ----------
                              AES Corp. 8.750% 06/15/08       986,000  1,040,230
                                        ------------------- --------- ----------
                      Alabama Power Co. 5.490% 11/01/05     1,000,000  1,009,800
                                        ------------------- --------- ----------
                          Calpine Corp. 8.500% 07/15/10 (a) 2,500,000  1,937,500
                                        ------------------- --------- ----------
CenterPoint Energy Houston Electric LLC 6.950% 03/15/33     1,750,000  2,063,355
                                        ------------------- --------- ----------
                   Consumers Energy Co. 6.000% 02/15/14     2,000,000  2,115,560
                                        ------------------- --------- ----------
               Dominion Resources, Inc. 8.125% 06/15/10     4,000,000  4,569,240
                                        ------------------- --------- ----------
                  Edison Mission Energy 9.875% 04/15/11     2,500,000  2,875,000
                                        ------------------- --------- ----------
                      FirstEnergy Corp. 5.500% 11/15/06     2,000,000  2,037,920
                                        6.450% 11/15/11     2,250,000  2,373,638
                                        ------------------- --------- ----------
           FPL Energy American Wind LLC 6.639% 06/20/23 (a) 2,422,500  2,516,905
                                        ------------------- --------- ----------
               FPL Energy National Wind 5.608% 03/10/24 (a)   395,000    390,462
                                        ------------------- --------- ----------
               Kiowa Power Partners LLC 5.737% 03/30/21 (a) 1,990,000  1,962,140
                                        ------------------- --------- ----------
        MidAmerican Energy Holdings Co. 5.875% 10/01/12     8,000,000  8,281,040
                                        ------------------- --------- ----------
                MSW Energy Holdings LLC 8.500% 09/01/10     2,000,000  2,110,000
                                        ------------------- --------- ----------
                       Nevada Power Co. 9.000% 08/15/13     2,000,000  2,245,000
                                        ------------------- --------- ----------
              Northern States Power Co. 8.000% 08/28/12     1,750,000  2,077,005
                                        ------------------- --------- ----------
            Oncor Electric Delivery Co. 7.250% 01/15/33     3,000,000  3,636,630

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)

UTILITIES - (continued)
Electric - (continued)                                                        Par ($)   Value ($)
---------------------------------- --------------------------------------- ---------- -----------
    Orion Power Holdings, Inc.     12.000% 05/01/10                         1,000,000   1,212,500
                                   --------------------------------------- ---------- -----------
    Pacific Gas & Electric Co.     6.050% 03/01/34                          3,125,000   3,204,531
                                   --------------------------------------- ---------- -----------
      PSEG Energy Holdings LLC     8.625% 02/15/08                          2,000,000   2,100,000
                                   --------------------------------------- ---------- -----------
                PSEG Power LLC     5.500% 12/01/15                          3,560,000   3,609,128
                                   7.750% 04/15/11                          2,000,000   2,294,620
                                   --------------------------------------- ---------- -----------
 South Point Energy Center LLC     8.400% 05/30/12 (a)                        618,042     573,234
                                   --------------------------------------- ---------- -----------
            Southern Power Co.     6.250% 07/15/12                          3,870,000   4,174,530
                                   --------------------------------------- ---------- -----------
Tenaska Alabama II Partners LP     6.125% 03/30/23 (a)                      1,902,954   1,936,008
                                   --------------------------------------- ---------- -----------
               Texas Genco LLC     6.875% 12/15/14 (a)                      1,290,000   1,290,000
                                   --------------------------------------- ---------- -----------
                     TXU Corp.     5.550% 11/15/14 (a)                      2,950,000   2,833,623
                                   6.550% 11/15/34 (a)                      5,100,000   5,023,806
                                   --------------------------------------- ---------- -----------
                                                                       Electric Total  71,493,405
Water - 0.8%
                                   --------------------------------------- ---------- -----------
          United Utilities PLC     6.250% 08/15/05                          4,988,000   5,034,937
                                   --------------------------------------- ---------- -----------
                                                                          Water Total   5,034,937
                                                                                      -----------
                                                                      UTILITIES TOTAL  76,528,342

                                   Total Corporate Fixed-Income Bonds & Notes
                                   (cost of $544,733,692)                             554,574,184
Government Agencies & Obligations - 6.3%

FOREIGN GOVERNMENT BONDS - 1.6%
---------------------------------- --------------------------------------- ---------- -----------
   Export-Import Bank of Korea     4.625% 03/16/10                          2,650,000   2,624,056
                                   --------------------------------------- ---------- -----------
                State of Qatar     9.750% 06/15/30 (a)                      2,750,000   4,001,992
                                   --------------------------------------- ---------- -----------
         United Mexican States     6.750% 09/27/34                          4,000,000   3,896,000
                                   --------------------------------------- ---------- -----------
                                                       FOREIGN GOVERNMENT BONDS TOTAL  10,522,048

U.S. GOVERNMENT OBLIGATIONS - 4.7%
---------------------------------- --------------------------------------- ---------- -----------
            U.S. Treasury Bond     5.375% 02/15/31                         13,535,000  14,751,567
                                   --------------------------------------- ---------- -----------
            U.S. Treasury Note     2.875% 11/30/06                          6,000,000   5,918,436
                                   3.375% 11/15/08                          2,000,000   1,955,156
                                   4.250% 08/15/14 - 11/15/14               9,015,000   8,833,889
                                   --------------------------------------- ---------- -----------
                                                    U.S. GOVERNMENT OBLIGATIONS TOTAL  31,459,048

                                   Total Government Agencies & Obligations
                                   (cost of $40,644,629)                               41,981,096

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

Mortgage-Backed Securities - 3.7%                                                      Par ($)  Value ($)
----------------------------------------------------------------------------------- ---------- ----------
   Federal National Mortgage Association  9.000% 07/01/19 - 06/01/20                    75,336     81,299
                                          TBA
                                          6.000% 04/13/35 (d)                        6,000,000  6,131,250
                                          6.500% 04/13/35 (d)                       16,000,000 16,600,000
                                          ----------------------------------------- ---------- ----------
Government National Mortgage Association  4.954% 05/16/31                            2,265,000  2,211,442
                                          10.000% 10/15/17 - 01/15/19                    5,674      6,366
                                          10.500% 01/15/16 - 05/15/20                   25,478     28,859
                                          11.500% 05/15/13 - 05/15/13                    9,770     10,896
                                          12.500% 11/15/10 - 12/15/13                   29,255     32,728
                                          13.000% 04/15/11                                 130        147
                                          14.000% 08/15/11                               2,538      2,894
                                          ----------------------------------------- ---------- ----------

                                          Total Mortgage-Backed Securities
                                          (cost of $25,219,000)                                25,105,881
Asset-Backed Securities - 1.9%
----------------------------------------- ----------------------------------------- ---------- ----------
AmeriCredit Automobile Receivables Trust  3.930% 10/06/11                            4,500,000  4,392,090
                                          ----------------------------------------- ---------- ----------
              Green Tree Financial Corp.  6.870% 01/15/29                            1,615,538  1,696,138
                                          ----------------------------------------- ---------- ----------
        PG&E Energy Recovery Funding LLC  3.870% 06/25/11                            5,580,000  5,514,546
                                          ----------------------------------------- ---------- ----------
          Providian Gateway Master Trust  3.350% 09/15/11 (a)                        1,000,000    976,120
                                          ----------------------------------------- ---------- ----------

                                          Total Asset-Backed Securities
                                          (cost of $12,813,539)                                12,578,894
Collateralized Mortgage Obligations -1.5%
----------------------------------------- ----------------------------------------- ---------- ----------
      Countrywide Alternative Loan Trust  5.000% 03/25/20                            9,850,286  9,779,659
                                          ----------------------------------------- ---------- ----------

                                          Total Collateralized Mortgage Obligations
                                          (cost of $9,874,912)                                  9,779,659
Short-Term Obligations - 6.1%

U.S. GOVERNMENT AGENCIES - 3.3%
----------------------------------------- ----------------------------------------- ---------- ----------
        Federal Home Loan Mortgage Corp.  2.680% 04/12/05 (e)                       12,000,000 11,990,174
                                          ----------------------------------------- ---------- ----------
   Federal National Mortgage Association  2.600% 04/13/05 (e)                       10,000,000  9,991,333
                                          ----------------------------------------- ---------- ----------
                                                                U.S. GOVERNMENT AGENCIES TOTAL 21,981,507

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

Short-Term Obligations (continued)

Repurchase Agreement - 2.8%                                                                       Par ($)    Value ($)
---------------------------------------------------------------------------------------------- ---------- -----------
                                   Repurchase agreement with State Street Bank & Trust Co.,
                                   dated 03/31/05, due 04/01/05 at 2.450%, collateralized by a
                                   U.S. Treasury Bond maturing 05/15/17, market value of
                                   $19,023,700 (repurchase proceeds $18,651,269)               18,650,000  18,650,000

                                   Total Short-Term Obligations
                                   (cost of $40,631,507)                                                   40,631,507

                                   Total Investments - 102.7%
                                   (cost of $673,917,279) (f)                                             684,651,221

                                   Other Assets & Liabilities, Net - (2.7)%                               (17,847,772)

                                   Net Assets - 100.0%                                                    666,803,449

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Security exempt from registration pursuant
                                   to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $112,259,810, which represents 16.8% of net assets.
                                (b)Floating rate note. The interest rate shown
                                   reflects the rate as of March 31, 2005.
                                (c)Variable rate security. The interest rate
                                   shown reflects the rate as of March 31, 2005.
                                (d)Security purchased on a delayed delivery
                                   basis.
                                (e)The rate shown represents the annualized
                                   yield at the date of purchase.
                                (f)Cost for federal income tax purposes is
                                   $678,801,441.

                                   At March 31, 2005, the Fund held investments in the following sectors:

              SECTOR                               % OF NET ASSETS
              ----------------------------------------------------
              Corporate Fixed-Income Bonds & Notes       83.2%
              Government Agencies & Obligations           6.3
              Mortgage-Backed Securities                  3.7
              Asset-Backed Securities                     1.9
              Collateralized Mortgage Obligations         1.5
              Short-Term Obligations                      6.1
              Other Assets & Liabilities, Net            (2.7)
                                                        -----
                                                        100.0%
                                                        -----

                                   As of March 31, 2005, the Fund had entered into the following forward currency exchange contracts:

        Forward Currency             Aggregate  Settlement  Unrealized
        Contracts to Sell   Value    Face Value    Date    Appreciation
        ---------------------------------------------------------------
               EUR        $1,284,064 $1,309,810  04/18/05    $25,746

                          ACRONYM NAME
                          ------- ----
                            EUR   Euro
                            TBA   To Be Announced
                            USD   United States Dollar

                                See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          March 31, 2005                        Columbia Income Fund

                                                                                                     ($)
------------------------- ----------------------------------------------------------------- -----------
                   Assets Investments, at cost                                              673,917,279
                                                                                            -----------
                          Investments, at value                                             684,651,221
                          Cash                                                                   40,929
                          Net unrealized appreciation on foreign forward currency contracts      25,746
                          Receivable for:
                            Investments sold                                                    106,703
                            Fund shares sold                                                  2,986,655
                            Interest                                                          9,902,980
                          Deferred Trustees' compensation plan                                   16,369
                                                                                            -----------
                             Total Assets                                                   697,730,603
                          ----------------------------------------------------------------- -----------
              Liabilities Payable for:
                            Investments purchased                                             5,978,852
                            Investments purchased on a delayed delivery basis                22,800,000
                            Fund shares repurchased                                           1,185,005
                            Distributions                                                       437,796
                            Investment advisory fee                                             230,078
                            Administration fee                                                   71,823
                            Transfer agent fee                                                   79,380
                            Pricing and bookkeeping fees                                         19,245
                            Trustees' fees                                                          584
                            Custody fee                                                           2,524
                            Distribution and service fees                                        51,160
                          Deferred Trustees' fees                                                16,369
                          Other liabilities                                                      54,338
                                                                                            -----------
                             Total Liabilities                                               30,927,154

                                                                                 Net Assets 666,803,449
                          ----------------------------------------------------------------- -----------
Composition of Net Assets Paid-in capital                                                   681,595,182
                          Overdistributed net investment income                              (4,538,371)
                          Accumulated net realized loss                                     (21,012,547)
                          Net unrealized appreciation on:
                            Investments                                                      10,733,942
                            Foreign currency translations                                        25,243
                                                                                            -----------
                                                                                 Net Assets 666,803,449
                          ----------------------------------------------------------------- -----------
                  Class A Net assets                                                         96,567,726
                          Shares outstanding                                                  9,759,784
                          Net asset value per share                                             9.89(a)
                          Maximum offering price per share ($9.89/0.9525)                      10.38(b)
                          ----------------------------------------------------------------- -----------
                  Class B Net assets                                                         25,374,937
                          Shares outstanding                                                  2,564,565
                          Net asset value and offering price per share                          9.89(a)
                          ----------------------------------------------------------------- -----------
                  Class C Net assets                                                         10,895,349
                          Shares outstanding                                                  1,101,163
                          Net asset value and offering price per share                          9.89(a)
                          ----------------------------------------------------------------- -----------
                  Class Z Net assets                                                        533,965,437
                          Shares outstanding                                                 53,966,809
                          Net asset value, offering and redemption price per share                 9.89

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

           STATEMENT OF OPERATIONS
                                             -----------------------
           For the Year Ended March 31, 2005   Columbia Income Fund

                                                                                                                ($)
--------------------------------------- -------------------------------------------------------------- -----------
                      Investment Income Interest (net of foreign taxes withheld of $1,313)              32,751,938
                                                                                                       -----------
                                        -------------------------------------------------------------- -----------
                               Expenses Investment advisory fee                                          2,609,611
                                        Administration fee                                                 750,870
                                        Distribution fee:
                                          Class B                                                          201,642
                                          Class C                                                           74,687
                                        Service fee:
                                          Class A                                                          233,525
                                          Class B                                                           67,214
                                          Class C                                                           24,878
                                        Transfer agent fee                                                 374,834
                                        Pricing and bookkeeping fees                                       183,183
                                        Trustees' fees                                                      18,522
                                        Custody fee                                                         23,640
                                        Non-recurring costs (See Note 7)                                    28,581
                                        Other expenses                                                     246,306
                                                                                                       -----------
                                          Total Expenses                                                 4,837,493
                                          Fees waived by Distributor - Class C                             (14,979)
                                        Non-recurring costs assumed by Investment Advisor (See Note 7)     (28,581)
                                        Custody earnings credit                                             (4,380)
                                                                                                       -----------
                                          Net Expenses                                                   4,789,553
                                                                                                       -----------
                                        Net Investment Income                                           27,962,385
                                        -------------------------------------------------------------- -----------
Net Realized and Unrealized Gain (Loss) Net realized gain on:
    on Investments and Foreign Currency   Investments                                                    3,839,140
                                          Foreign currency transactions                                         14
                                                                                                       -----------
                                           Net realized gain                                             3,839,154
                                        Net change in unrealized appreciation (depreciation) on:
                                          Investments                                                  (20,009,868)
                                          Foreign currency translations                                     25,243
                                                                                                       -----------
                                           Net change in unrealized appreciation (depreciation)        (19,984,625)
                                                                                                       -----------
                                        Net Loss                                                       (16,145,471)
                                                                                                       -----------
                                        Net Increase in Net Assets from Operations                      11,816,914

                                See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                                Columbia Income Fund

                                                                                      Year         Period            Year
                                                                                     Ended          Ended           Ended
                                                                                 March 31,      March 31,        June 30,
Increase (Decrease) in Net Assets:                                                2005 ($) 2004 (a)(b)($)  2003 (c)(d)($)
--------------------------------------- ------------------------------------- -----------  --------------  --------------
                             Operations Net investment income                  27,962,385      20,854,179      25,995,513
                                        Net realized gain on investments and
                                         foreign currency transactions          3,839,154       9,142,243       3,427,610
                                        Net change in unrealized appreciation
                                         (depreciation) on investments and
                                         foreign currency transactions        (19,984,625)     (2,136,105)     33,226,182
                                                                              -----------  --------------  --------------
                                        Net Increase from Operations           11,816,914      27,860,317      62,649,305
                                        ------------------------------------- -----------  --------------  --------------
Distributions Declared to Shareholders: From net investment income:
                                          Class A                              (4,837,026)     (3,767,366)     (4,851,795)
                                          Class B                              (1,190,350)     (1,104,196)     (1,525,173)
                                          Class C                                (455,166)       (260,133)       (220,682)
                                          Class Z                             (24,783,638)    (18,030,708)    (21,848,537)
                                                                              -----------  --------------  --------------
                                        Total Distributions Declared to
                                         Shareholders                         (31,266,180)    (23,162,403)    (28,446,187)
                                        ------------------------------------- -----------  --------------  --------------
                     Share Transactions Class A:
                                          Subscriptions                        22,118,982      11,896,879      13,307,884
                                          Proceeds received in connection
                                           with merger                                 --              --      92,697,100
                                          Distributions reinvested              3,052,637       2,226,081       2,836,832
                                          Redemptions                         (17,715,241)    (12,719,120)    (24,933,740)
                                                                              -----------  --------------  --------------
                                           Net Increase                         7,456,378       1,403,840      83,908,076
                                        Class B:
                                          Subscriptions                         5,175,588       5,143,365       7,355,762
                                          Proceeds received in connection
                                           with merger                                 --              --      32,521,573
                                          Distributions reinvested                758,498         676,743         951,704
                                          Redemptions                          (9,171,814)     (8,955,692)    (10,486,433)
                                                                              -----------  --------------  --------------
                                           Net Increase (Decrease)             (3,237,728)     (3,135,584)     30,342,606
                                        Class C:
                                          Subscriptions                         4,394,155       4,978,358       2,990,400
                                          Proceeds received in connection
                                           with merger                                 --              --       3,795,846
                                          Distributions reinvested                259,231         145,525         132,549
                                          Redemptions                          (2,630,256)     (1,569,954)     (1,717,380)
                                                                              -----------  --------------  --------------
                                           Net Increase                         2,023,130       3,553,929       5,201,415
                                        Class Z:
                                          Subscriptions                       196,815,905      87,808,248     140,602,354
                                          Distributions reinvested             23,192,465      17,198,335      20,689,189
                                          Redemptions                         (96,171,954)   (111,003,329)    (86,620,640)
                                                                              -----------  --------------  --------------
                                           Net Increase (Decrease)            123,836,416      (5,996,746)     74,670,903
                                        Net Increase (Decrease) from Share
                                         Transactions                         130,078,196      (4,174,561)    194,123,000
                                                                              -----------  --------------  --------------
                                            Total Increase in Net Assets      110,628,930         523,353     228,326,118
                                        ------------------------------------- -----------  --------------  --------------
                             Net Assets Beginning of period                   556,174,519     555,651,166     327,325,048
                                        End of period                         666,803,449     556,174,519     555,651,166
                                        Overdistributed net investment
                                         income at end of period               (4,538,371)     (2,468,472)     (1,216,871)

                                (a)On October 13, 2003, the Liberty Income Fund
                                   was renamed Columbia Income Fund.
                                (b)The Fund changed its fiscal year end from
                                   June 30 to March 31, effective March 31,
                                   2004.
                                (c)Class B and Class C shares commenced
                                   operations on July 15, 2002.
                                (d)Effective July 15, 2002, Stein Roe Income
                                   Fund Class S shares were redesignated
                                   Liberty Income Fund Class Z shares.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                               Columbia Income Fund

                                                                Year       Period        Year
                                                               Ended        Ended       Ended
                                                           March 31,    March 31,    June 30,
                                                                2005  2004 (a)(b) 2003 (c)(d)
----------------- -------------------------------------  ----------  -----------  -----------
Changes in Shares Class A:
                    Subscriptions                         2,210,083    1,180,862    1,404,563
                    Issued in connection with merger             --           --    9,788,501
                    Issued for distributions reinvested     305,231      222,302      295,360
                    Redemptions                          (1,771,345)  (1,274,508)  (2,622,883)
                                                         ----------  -----------  -----------
                     Net Increase                           743,969      128,656    8,865,541
                  Class B:
                    Subscriptions                           516,497      511,389      772,472
                    Issued in connection with merger             --           --    3,434,168
                    Issued for distributions reinvested      75,869       67,614       99,099
                    Redemptions                            (920,346)    (896,625)  (1,095,572)
                                                         ----------  -----------  -----------
                     Net Increase (Decrease)               (327,980)    (317,622)   3,210,167
                  Class C:
                    Subscriptions                           438,903      495,828      311,006
                    Issued in connection with merger             --           --      400,829
                    Issued for distributions reinvested      25,925       14,500       13,770
                    Redemptions                            (263,219)    (157,399)    (178,980)
                                                         ----------  -----------  -----------
                     Net Increase                           201,609      352,929      546,625
                  Class Z:
                    Subscriptions                        19,613,104    8,734,872   14,613,670
                    Issued for distributions reinvested   2,319,241    1,717,623    2,140,928
                    Redemptions                          (9,632,261) (11,147,023)  (9,059,989)
                                                         ----------  -----------  -----------
                     Net Increase (Decrease)             12,300,084     (694,528)   7,694,609

                                (a)On October 13, 2003, the Liberty Income Fund
                                   was renamed Columbia Income Fund.
                                (b)The Fund changed its fiscal year end from
                                   June 30 to March 31, effective March 31,
                                   2004.
                                (c)Class B and Class C shares commenced
                                   operations on July 15, 2002.
                                (d)Effective July 15, 2002, Stein Roe Income
                                   Fund Class S shares were redesignated
                                   Liberty Income Fund Class Z shares.

                                See Accompanying Notes to Financial Statements.

             NOTES TO FINANCIAL STATEMENTS
                                           -----------------------
             March 31, 2005                  Columbia Income Fund


Note 1. Organization

Columbia Income Fund (the "Fund"), a series of Columbia Funds Trust VIII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund


Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

differing treatments for discount accretion/premium amortization on debt securities, paydown reclassifications, market discount reclassifications and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

                      Overdistributed Accumulated
                      Net Investment  Net Realized Paid-In
                          Income          Loss     Capital
                      ------------------------------------
                        $1,233,896    $(1,233,896)   $--
                      ------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended March 31, 2005, the period ended March 31, 2004 and the year ended June 30, 2003 was as follows:

                                     March 31,   March 31,    June 30,
                                          2005        2004        2003
          ------------------------------------------------------------
          Distributions paid from:
          ------------------------------------------------------------
           Ordinary Income         $31,266,180 $23,162,403 $28,446,187
          ------------------------------------------------------------
           Long-Term Capital
             Gains                          --          --          --
          ------------------------------------------------------------

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                     Ordinary      Long-Term   Net Unrealized
                      Income     Capital Gains Appreciation*
                   ------------------------------------------
                     $745,193         $--        $5,824,034
                   ------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities and deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

                   Unrealized appreciation      $ 18,051,239
                   Unrealized depreciation       (12,201,459)
                                                ------------
                    Net unrealized appreciation $  5,849,780
                   ------------------------------------------

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            -----------------------
                               2008    $ 7,932,135
                               2009      8,620,038
                               2010      1,393,345
                               2011      2,985,140
                                       ------------
                                       $20,930,658
                            -----------------------

Of the capital loss carryforwards attributable to the Fund, $10,086,973 ($4,838,296 will expire March 31, 2008, $3,855,332 will expire March 31, 2009 and $1,393,345 will expire March 31, 2010) was obtained in the merger with the Liberty Income Fund.

Capital loss carryforwards of $2,573,103 were utilized during the year ended March 31, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets  Annual Fee Rate
                   ------------------------------------------
                   First $500 million             0.420%
                   ------------------------------------------
                   $500 million to $1 billion     0.375%
                   ------------------------------------------
                   $1 billion to $1.5 billion     0.370%
                   ------------------------------------------
                   $1.5 billion to $3 billion     0.340%
                   ------------------------------------------
                   $3 billion to $6 billion       0.330%
                   ------------------------------------------
                   Over $6 billion                0.320%
                   ------------------------------------------

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

                    Average Daily Net Assets  Annual Fee Rate
                   ------------------------------------------
                   First $100 million             0.500%
                   ------------------------------------------
                   $100 million to $1 billion     0.475%
                   ------------------------------------------
                   Over $1 billion                0.450%
                   ------------------------------------------

For the year ended March 31, 2005, the Fund's effective investment advisory fee rate was 0.45%.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund


Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets  Annual Fee Rate
                   ------------------------------------------
                   First $100 million             0.150%
                   ------------------------------------------
                   $100 million to $1 billion     0.125%
                   ------------------------------------------
                   Over $1 billion                0.100%
                   ------------------------------------------

For the year ended March 31, 2005, the Fund's effective administration fee rate was 0.13%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended March 31, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.032%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Columbia has voluntarily agreed to reimburse the Fund for a portion of the transfer agent expenses so that transfer agent fees (exclusive of out-of-pocket expenses) would not exceed 0.23% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

For the year ended March 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.06%.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended March 31, 2005, the Distributor has retained net underwriting discounts of $15,660 on sales of the Fund's Class A shares and net CDSC fees of $124, $78,301 and $6,264 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund


Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended March 31, 2005, the Fund paid $2,103 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $337,759,492 and $201,903,114, respectively, of which $100,869,959 and $46,804,544, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended March 31, 2005, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the

--------------------------------------------------------------------------------
                     March 31, 2005   Columbia Income Fund

independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the year ended March 31, 2005, Columbia has assumed $28,581 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

                  FINANCIAL HIGHLIGHTS
                                       -----------------------
                                         Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                     Year           Period                                     Period
                                                    Ended            Ended                                      Ended
                                                March 31,        March 31,          Year Ended June 30,      June 30,
Class A Shares                                       2005       2004(a)(b)        2003(c)       2002(c)    2001(c)(d)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $ 10.21     $ 10.10          $  9.44       $  9.54        $  9.21

----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                           0.47        0.39             0.45          0.60(f)        0.61
Net realized and unrealized gain (loss) on
investments and foreign currency                   (0.27)       0.15             0.75         (0.08)(f)       0.32
                                                ---------   ----------        -------       -------       ----------
Total from Investment Operations                    0.20        0.54             1.20          0.52           0.93

----------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.52)      (0.43)           (0.54)        (0.62)         (0.60)
Return of capital                                     --          --               --           -- (g)          --
                                                ---------   ----------        -------       -------       ----------
Total Distributions Declared to Shareholders       (0.52)      (0.43)           (0.54)        (0.62)         (0.60)

----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $  9.89     $ 10.21          $ 10.10       $  9.44        $  9.54
Total return (h)                                    2.00%       5.50%(i)(j)     13.18%(j)      5.53%         10.41%(i)

----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (k)                              0.97%       1.14%(l)         1.23%         1.10%          1.12%(l)
Interest expense                                      --          --%(l)(m)        --            --             --
Expenses (k)                                        0.97%       1.14%(l)         1.23%         1.10%          1.12%(l)
Net investment income (k)                           4.66%       5.20%(l)         5.12%         6.32%(f)       7.08%(l)
Waiver/reimbursement                                  --        0.03%(l)         0.05%           --             --
Portfolio turnover rate                               36%         93%(i)           96%          136%(n)        128%(n)
Net assets, end of period (000's)                $96,568     $92,053          $89,740       $   204        $     1

----------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
   Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d)Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using average shares outstanding during the period.
(f)Effective July 1, 2001, the SR&F Income Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.40% to 6.32%. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.
(g)Rounds to less than $0.01 per share.
(h)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i)Not annualized.
(j)Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(k)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l)Annualized.
(m)Rounds to less than 0.01%.
(n)Portfolio turnover disclosed is for the SR&F Income Portfolio.

--------------------------------------------------------------------------------
                               Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                     Period            Period
                                                Year Ended            Ended             Ended
                                                 March 31,        March 31,          June 30,
Class B Shares                                        2005       2004(a)(b)        2003(c)(d)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $ 10.21      $ 10.10           $  9.47

----------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                           0.39         0.33              0.40
Net realized and unrealized gain (loss) on
investments and foreign currency                   (0.27)        0.15              0.68
                                                ----------   ----------        ----------
Total from Investment Operations                    0.12         0.48              1.08

----------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.44)       (0.37)            (0.45)

----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $  9.89      $ 10.21           $ 10.10
Total return (f)                                    1.25%        4.91%(g)(h)      11.78%(g)(h)

----------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)                              1.72%        1.89%/(j)/        1.99%(j)
Interest expense                                      --           --%(j)(k)         --
Expenses (i)                                        1.72%        1.89%(j)          1.99%(j)
Net investment income (i)                           3.91%        4.46%(j)          4.39%(j)
Waiver/reimbursement                                  --         0.03%(j)          0.11%(j)
Portfolio turnover rate                               36%          93%(g)            96%
Net assets, end of period (000's)                $25,375      $29,534           $32,430

----------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
   Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d)Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using average shares outstanding during the period.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)Not annualized.
(h)Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.
(k)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                               Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                     Year           Period         Period
                                                    Ended            Ended          Ended
                                                March 31,        March 31,       June 30,
Class C Shares                                       2005       2004(a)(b)     2003(c)(d)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $ 10.21     $ 10.10           $  9.47

------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                           0.41        0.34              0.42
Net realized and unrealized gain (loss) on
investments and foreign currency                   (0.27)       0.15              0.68
                                                ---------   ----------        ----------
Total from Investment Operations                    0.14        0.49              1.10

------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.46)      (0.38)            (0.47)

------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $  9.89     $ 10.21           $ 10.10
Total return (f)(g)                                 1.40%       5.03%(h)         11.94%(h)

------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)                              1.57%       1.74%(j)          1.84%(j)
Interest expense                                      --          --%(j)(k)         --
Expenses (i)                                        1.57%       1.74%(j)          1.84%(j)
Net investment income (i)                           4.06%       4.52%(j)          4.51%(j)
Waiver/reimbursement                                0.15%       0.18%(j)          0.23%(j)
Portfolio turnover rate                               36%         93%(h)            96%
Net assets, end of period (000's)                $10,895     $ 9,185           $ 5,522

------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
   Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(d)Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(e)Per share data was calculated using average shares outstanding during the period.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.
(k)Rounds to less than 0.01%.

--------------------------------------------------------------------------------
                               Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:


                                                     Year            Period
                                                    Ended             Ended
                                                March 31,         March 31,                       Year Ended June 30,
Class Z Shares                                       2005        2004(a)(b)     2003(c)(d)        2002(d)        2001(d)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  10.21     $  10.10            $   9.44    $   9.54       $   9.15

---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                           0.49         0.41                0.53        0.63(f)        0.69
Net realized and unrealized gain (loss) on
investments and foreign currency                   (0.26)        0.16                0.71       (0.09)(f)       0.39
                                                ---------   ----------          ----------   --------       --------
Total from Investment Operations                    0.23         0.57                1.24        0.54           1.08

---------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.55)       (0.46)              (0.58)      (0.64)         (0.69)
Return of capital                                     --           --                  --          --(g)          --
                                                ---------   ----------          ----------   --------       --------
Total Distributions Declared to
Shareholders                                       (0.55)       (0.46)              (0.58)      (0.64)         (0.69)

---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   9.89     $  10.21            $  10.10    $   9.44       $   9.54
Total return (h)                                    2.33%        5.80%(i)(j)        13.61%       5.80%         12.20%

---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (k)                              0.72%        0.82%(l)            0.84%       0.85%          0.86%
Interest expense                                      --           --%(l)(m)           --          --             --
Expenses (k)                                        0.72%        0.82%(l)            0.84%       0.85%          0.86%
Net investment income (k)                           4.91%        5.46%(l)            5.51%       6.57%(f)       7.32%
Waiver/reimbursement                                  --         0.02%(l)              --          --             --
Portfolio turnover rate                               36%          93%(i)              96%        136%(n)        128%(n)
Net assets, end of period (000's)               $533,965     $425,402            $427,959    $327,121       $266,091

---------------------------------------------------------------------------------------------------------------------------



Class Z Shares                                       2000(d)
------------------------------------------------------------
Net Asset Value, Beginning of Period            $   9.41

------------------------------------------------------------
Income from Investment Operations:
Net investment income (e)                           0.70
Net realized and unrealized gain (loss) on
investments and foreign currency                   (0.26)
                                                --------
Total from Investment Operations                    0.44

------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.70)
Return of capital                                     --
                                                --------
Total Distributions Declared to
Shareholders                                       (0.70)

------------------------------------------------------------
Net Asset Value, End of Period                  $   9.15
Total return (h)                                    4.92%

------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (k)                              0.86%
Interest expense                                      --
Expenses (k)                                        0.86%
Net investment income (k)                           7.58%
Waiver/reimbursement                                  --
Portfolio turnover rate                              205%(n)
Net assets, end of period (000's)               $227,090

------------------------------------------------------------

(a)On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
   Fund.
(b)The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.
(c)Effective July 15, 2002, the Stein Roe Income Fund's Class S shares were redesignated Liberty Income Fund Class Z shares.
(d)Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.
(e)Per share data was calculated using average shares outstanding during the period.
(f)Effective July 1, 2001, the SR&F Income Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.65% to 6.57%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.
(g)Rounds to less than $0.01 per share.
(h)Total return at net asset value assuming all distributions reinvested.
(i)Not annualized.
(j)Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(k)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l)Annualized.
(m)Rounds to less than 0.01%.
(n)Portfolio turnover disclosed is for the SR&F Income Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        -----------------------
                                                          Columbia Income Fund

To the Trustees of Columbia Funds Trust VIII and the Shareholders of Columbia Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Fund (the "Fund") (a series of Columbia Funds Trust VIII) at March 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for periods prior to July 1, 2003 were audited by another independent registered public accounting firm whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 20, 2005

                        TRUSTEES
                                 -----------------------
                                   Columbia Income Fund

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Age 49)                     Executive Vice President - Strategy of United Airlines (airline) since
P.O. Box 66100                                 December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                              September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                           Financial Officer of United Airlines from July, 1999 to September, 2001;
                                               Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               104, None
                                               ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Age 47)                  Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct
9534 W. Gull Lake Drive                        Professor of Law, Northwestern University, since September, 2004 (formerly
Richland, MI 49083-8530                        Chief Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                           Corporation (consumer goods), from September, 2003 to March, 2004;
                                               Executive Vice President-Corporate Development and Administration, General
                                               Counsel and Secretary, Kellogg Company (food manufacturer), from
                                               September, 1999 to August, 2003; Senior Vice President, Secretary and
                                               General Counsel, Sara Lee Corporation (branded, packaged,
                                               consumer-products manufacturer) from January, 1995 to September, 1999).
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
RICHARD W. LOWRY (Age 69)                      Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                           Oversees 1063, None
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)                     Professor of Economics, University of Washington, since January, 1976;
Department of Economics                        Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                       Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                              Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003) Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 62)                     Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                   September, 1977 to August, 1999). Oversees 1063, Saucony, Inc. (athletic
Trustee (since 1985)                           footwear)
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

--------------------------------------------------------------------------------
                               Columbia Income Fund

Name, address and age, Position with funds,         Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/        Columbia Funds Complex overseen by trustee/director, Other directorships held

PATRICK J. SIMPSON (Age 61)                         Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor Portland,
OR 97209-4128
Trustee (since 2000)
                                                    ---------------------------------------------------------------------------
THOMAS E. STITZEL (Age 69)                          Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                              1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                     Analyst. Oversees 104, None
Trustee (since 1998)
                                                    ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 68)                         Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                                investing) since September, 2004 (formerly Managing Director, William
Suite 285                                           Blair Capital Partners (private equity investing) from September, 1994 to
Greenwich, CT 06830                                 September, 2004). Oversees 104, Anixter International (network support
Trustee and Chairman of the Board/4/ (since 1996)   equipment distributor); Ventas, Inc. (real estate investment trust); Jones
                                                    Lang LaSalle (real estate management services) and Ambac Financial Group
                                                    (financial guaranty insurance)
                                                    ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 59)                          Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                              IBM Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                                 104, Chairman of the Board of Directors, Enesco Group, Inc. (designer,
Trustee (since 1998)                                importer and distributor of giftware and collectibles)
                                                    ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 64)                       Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street                              Officer, The Regence Group (regional health insurer); Chairman and Chief
#1500                                               Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Portland, OR 97207                                  Accountant, Arthur Young & Company). Oversees 104, Northwest Natural Gas
Trustee (since 1991)                                Co. (natural gas service provider)
                                                    ---------------------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Age 65)                        Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                     (formerly Partner, Development Capital LLC from November 1996 to February,
Suite 3204                                          1999). Oversees 106/3/, Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                                  (financial service provider); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                                Solutions (retail industry technology provider)
                                                    ---------------------------------------------------------------------------


                             /2/Mr.Mayer is an "interested person" (as defined
                                   in the Investment Company Act of 1940 (1940
                                   Act)) by reason of his affiliation with WR
                                   Hambrecht + Co.
                         /3/Messrs.Lowry, Neuhauser and Mayer also serve as
                                   directors/trustees of the Liberty All-Star
                                   Funds, currently consisting of 2 funds,
                                   which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.
                                TheStatement of Additional Information Includes
                                   additional information about the Trustees of the
                              Fundsand is available, without charge, upon
                                   request by calling 800-426-3750.

                        OFFICERS
                                 -----------------------
                                   Columbia Income Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 47)                     Head of Mutual Funds since August, 2004 and Senior Vice President of the
One Financial Center                               Advisor since January, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                   Funds and Stein Roe Funds since October, 2004; President and Chief
President (since 2004)                             Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April 2005; Director of Bank of America Global
                                                   Liquidity Funds, plc since May 2005; Director of Banc of America Capital
                                                   Management (Ireland), Limited since May 2005; Senior Vice President of
                                                   BACAP Distributors LLC since January, 2005; Director of FIM Funding, Inc.
                                                   since January, 2005; Senior Vice President of Columbia Funds Distributor,
                                                   Inc. since January, 2005; Director of Columbia Funds Services, Inc. since
                                                   January, 2005 (formerly President and Chief Executive Officer, CDC IXIS
                                                   Asset Management Services, Inc. from September, 1998 to August, 2004).
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                               Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                   President of the Advisor since April, 2003 (formerly President of the
Treasurer (since 2000)                             Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                   October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                   Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                   December, 2002 to December, 2004 and President from February, 2004 to
                                                   December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                   Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Age 54)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005                                 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
Senior Vice President and                          August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999
Chief Compliance Officer (since 2004)              to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                                   Society of the United States from April, 1998 to November, 1999).
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 35)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                               Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                                   Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
Chief Accounting Officer (since 2004)              May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May,
                                                   2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                   and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                                   1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May,
                                                   1997 to August, 1999).
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 35)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                               All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                   Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
Controller (since 2004)                            Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                   Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                   Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                   2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).
                                                   ---------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 45)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                             Pension Reserves Investment Management Board from September, 1997 to
                                                   March, 2001).
                                                   ---------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                                                  -----------------------
                                                                    Columbia Income Fund

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds ("the Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares./1/

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

Fund Performance and Expenses

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all

/1/On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor,
   Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

--------------------------------------------------------------------------------
                               Columbia Income Fund

existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information is the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Board also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rates (the
"Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

Profitability

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

Economies of Scale

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the

--------------------------------------------------------------------------------
                               Columbia Income Fund

Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

Information about Services to Other Clients

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

Other Benefits to CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds
(such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

Other Factors and Broader Review

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                -----------------------
                                                  Columbia Income Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC APPEARS HERE]     Help your fund reduce printing and postage
                           costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund accounts is registered with Columbia
                           Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

                           Please note -- if you own your fund shares
                           through a financial institution, contact the
                           institution to see if it offers electronic
                           delivery. If you own your fund shares through a
                           retirement plan, electronic delivery may not be
eDelivery                  available to you.

Columbia Income Fund Annual Report, March 31, 2005              PRSRT STD
                                                              U.S. Postage
                                                                  PAID
                                                              Holliston, MA
                                                              Permit NO. 20
Columbia Management(R)

(C)2005 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

[GRAPHIC APPEARS HERE]

COLUMBIA INTERMEDIATE BOND FUND

ANNUAL REPORT

MARCH 31, 2005

TABLE OF CONTENTS

Fund Profile .............................................................1

Performance Information ..................................................2

Understanding Your Expenses ..............................................3

Economic Update ..........................................................4

Portfolio Managers' Report ...............................................5

Financial Statements .....................................................7

   Investment Portfolio ..................................................8

   Statement of Assets and Liabilities ..................................20

   Statement of Operations ..............................................21

   Statement of Changes in Net Assets ...................................22

   Notes to Financial Statements ........................................24

   Financial Highlights .................................................30

Report of Independent Registered Public Accounting Firm .................34

Trustees ................................................................35

Officers ................................................................37

Board Consideration and Approval of Investment Advisory Agreement .......38

Important Information About This Report .................................41

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                 COLUMBIA INTERMEDIATE BOND FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

FUND PROFILE
             -------------------------------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

PORTFOLIO STRUCTURE AS OF 03/31/05 (%)

   Corporate fixed-income bonds & notes                57.8
   Mortgage-backed securities                          19.8
   Asset-backed securities                              8.1
   Collateralized mortgage obligations                  5.0
   Government agencies & obligations                    4.3
   Cash equivalents, net other assets & liabilities     5.0

QUALITY BREAKDOWN AS OF 03/31/05 (%)

   Aaa                                       19.8
   Aa                                         2.3
   A                                         17.4
   Baa                                       23.7
   Other                                     13.8
   Treasury                                   2.8
   Agency                                    20.2

[CHART]

MATURITY BREAKDOWN AS OF 03/31/05 (%)

         0-1 year                             8.2
        1-5 years                            48.8
       5-10 years                            28.9
      10-20 years                             6.6
    Over 20 years                             7.5

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 1.55% WITHOUT SALES CHARGE.

- THE FUND OUTPERFORMED BOTH ITS BENCHMARK, THE LEHMAN BROTHERS AGGREGATE BOND INDEX, AND ITS PEER GROUP, THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT CATEGORY AVERAGE.

- THE FUND HAD A MORE SUBSTANTIAL POSITION IN INVESTMENT-GRADE CORPORATE BONDS THAN ITS BENCHMARK, AND ALSO, WE BELIEVE, THAN ITS PEER GROUP, WHICH ACCOUNTED FOR ITS STRONG RELATIVE PERFORMANCE. INVESTMENTS IN HIGH-YIELD BONDS, ASSET-BACKED SECURITIES AND MORTGAGES ALSO AIDED PERFORMANCE, AS DID AN UNDERWEIGHT POSITION IN TREASURIES, WHICH WERE AMONG THE PERIOD'S WEAKEST PERFORMERS.

   CLASS A SHARES                            1.55%
   LEHMAN BROTHERS AGGREGATE BOND INDEX      1.15%

                                    OBJECTIVE
     Seeks total return by investing for a high level of current income and opportunities for capital appreciation

                                TOTAL NET ASSETS
                                $1,181.7 million

MANAGEMENT STYLE

[GRAPHIC APPEARS HERE]

PERFORMANCE INFORMATION
                        --------------------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

                CLASS A SHARES        CLASS A SHARES   LEHMAN BROTHERS AGGREGATE
             WITHOUT SALES CHARGE   WITH SALES CHARGE          BOND INDEX
 04/1/1995        $     10,000         $      9,525            $    10,000
  5/1/1995        $     10,143         $      9,661            $    10,140
  6/1/1995        $     10,444         $      9,948            $    10,532
  7/1/1995        $     10,525         $     10,025            $    10,609
  8/1/1995        $     10,523         $     10,023            $    10,586
  9/1/1995        $     10,668         $     10,161            $    10,714
 10/1/1995        $     10,763         $     10,251            $    10,818
 11/1/1995        $     10,884         $     10,367            $    10,959
 12/1/1995        $     11,056         $     10,531            $    11,123
  1/1/1996        $     11,218         $     10,685            $    11,279
  2/1/1996        $     11,330         $     10,792            $    11,353
  3/1/1996        $     11,151         $     10,621            $    11,156
  4/1/1996        $     11,074         $     10,548            $    11,078
  5/1/1996        $     11,008         $     10,485            $    11,015
  6/1/1996        $     11,008         $     10,485            $    10,993
  7/1/1996        $     11,135         $     10,606            $    11,141
  8/1/1996        $     11,186         $     10,655            $    11,171
  9/1/1996        $     11,183         $     10,652            $    11,152
 10/1/1996        $     11,365         $     10,825            $    11,346
 11/1/1996        $     11,592         $     11,041            $    11,598
 12/1/1996        $     11,815         $     11,254            $    11,796
  1/1/1997        $     11,725         $     11,168            $    11,686
  2/1/1997        $     11,796         $     11,235            $    11,723
  3/1/1997        $     11,834         $     11,271            $    11,752
  4/1/1997        $     11,699         $     11,143            $    11,621
  5/1/1997        $     11,878         $     11,313            $    11,796
  6/1/1997        $     12,005         $     11,434            $    11,908
  7/1/1997        $     12,173         $     11,595            $    12,050
  8/1/1997        $     12,518         $     11,924            $    12,375
  9/1/1997        $     12,388         $     11,800            $    12,270
 10/1/1997        $     12,563         $     11,966            $    12,450
 11/1/1997        $     12,686         $     12,083            $    12,631
 12/1/1997        $     12,736         $     12,131            $    12,689
  1/1/1998        $     12,818         $     12,209            $    12,817
  2/1/1998        $     12,986         $     12,369            $    12,981
  3/1/1998        $     13,011         $     12,393            $    12,971
  4/1/1998        $     13,081         $     12,460            $    13,015
  5/1/1998        $     13,149         $     12,525            $    13,082
  6/1/1998        $     13,264         $     12,634            $    13,207
  7/1/1998        $     13,333         $     12,699            $    13,319
  8/1/1998        $     13,363         $     12,728            $    13,347
  9/1/1998        $     13,299         $     12,667            $    13,564
 10/1/1998        $     13,578         $     12,933            $    13,882
 11/1/1998        $     13,362         $     12,728            $    13,808
 12/1/1998        $     13,568         $     12,924            $    13,887
  1/1/1999        $     13,642         $     12,994            $    13,929
  2/1/1999        $     13,783         $     13,129            $    14,027
  3/1/1999        $     13,606         $     12,959            $    13,782
  4/1/1999        $     13,759         $     13,106            $    13,858
  5/1/1999        $     13,819         $     13,162            $    13,902
  6/1/1999        $     13,725         $     13,073            $    13,780
  7/1/1999        $     13,679         $     13,029            $    13,736
  8/1/1999        $     13,681         $     13,031            $    13,677
  9/1/1999        $     13,677         $     13,027            $    13,670
 10/1/1999        $     13,815         $     13,158            $    13,828
 11/1/1999        $     13,831         $     13,174            $    13,880
 12/1/1999        $     13,862         $     13,203            $    13,878
  1/1/2000        $     13,815         $     13,158            $    13,812
  2/1/2000        $     13,844         $     13,186            $    13,766
  3/1/2000        $     13,986         $     13,322            $    13,933
  4/1/2000        $     14,127         $     13,456            $    14,116
  5/1/2000        $     14,041         $     13,374            $    14,075
  6/1/2000        $     13,963         $     13,299            $    14,068
  7/1/2000        $     14,312         $     13,632            $    14,361
  8/1/2000        $     14,468         $     13,780            $    14,492
  9/1/2000        $     14,695         $     13,997            $    14,702
 10/1/2000        $     14,834         $     14,130            $    14,795
 11/1/2000        $     14,855         $     14,150            $    14,892
 12/1/2000        $     15,011         $     14,298            $    15,136
  1/1/2001        $     15,280         $     14,554            $    15,418
  2/1/2001        $     15,648         $     14,905            $    15,671
  3/1/2001        $     15,836         $     15,084            $    15,807
  4/1/2001        $     15,942         $     15,185            $    15,886
  5/1/2001        $     15,901         $     15,145            $    15,819
  6/1/2001        $     16,096         $     15,332            $    15,914
  7/1/2001        $     16,106         $     15,341            $    15,975
  8/1/2001        $     16,481         $     15,698            $    16,333
  9/1/2001        $     16,694         $     15,901            $    16,520
 10/1/2001        $     16,520         $     15,735            $    16,714
 11/1/2001        $     16,753         $     15,957            $    17,063
 12/1/2001        $     16,745         $     15,949            $    16,828
  1/1/2002        $     16,661         $     15,869            $    16,720
  2/1/2002        $     16,789         $     15,992            $    16,855
  3/1/2002        $     16,880         $     16,078            $    17,019
  4/1/2002        $     16,762         $     15,965            $    16,736
  5/1/2002        $     16,911         $     16,108            $    17,061
  6/1/2002        $     17,075         $     16,264            $    17,206
  7/1/2002        $     16,926         $     16,122            $    17,354
  8/1/2002        $     16,796         $     15,998            $    17,564
  9/1/2002        $     17,056         $     16,246            $    17,861
 10/1/2002        $     17,136         $     16,322            $    18,150
 11/1/2002        $     16,922         $     16,118            $    18,067
 12/1/2002        $     17,181         $     16,365            $    18,061
  1/1/2003        $     17,559         $     16,725            $    18,435
  2/1/2003        $     17,640         $     16,802            $    18,452
  3/1/2003        $     17,897         $     17,047            $    18,706
  4/1/2003        $     17,955         $     17,102            $    18,691
  5/1/2003        $     18,274         $     17,406            $    18,847
  6/1/2003        $     18,717         $     17,828            $    19,197
  7/1/2003        $     18,795         $     17,902            $    19,159
  8/1/2003        $     18,337         $     17,466            $    18,515
  9/1/2003        $     18,390         $     17,516            $    18,637
 10/1/2003        $     18,918         $     18,019            $    19,131
 11/1/2003        $     18,887         $     17,990            $    18,953
 12/1/2003        $     18,982         $     18,080            $    18,999
  1/1/2004        $     19,181         $     18,270            $    19,192
  2/1/2004        $     19,380         $     18,460            $    19,346
  3/1/2004        $     19,518         $     18,591            $    19,555
  4/1/2004        $     19,657         $     18,723            $    19,702
  5/1/2004        $     19,244         $     18,330            $    19,189
  6/1/2004        $     19,086         $     18,179            $    19,113
  7/1/2004        $     19,183         $     18,272            $    19,221
  8/1/2004        $     19,368         $     18,448            $    19,412
  9/1/2004        $     19,724         $     18,787            $    19,783
 10/1/2004        $     19,795         $     18,855            $    19,836
 11/1/2004        $     19,981         $     19,032            $    20,003
 12/1/2004        $     19,885         $     18,941            $    19,843
  1/1/2005        $     20,066         $     19,113            $    20,025
  2/1/2005        $     20,164         $     19,207            $    20,151
  3/1/2005        $     20,132         $     19,176            $    20,032
03/31/2005        $     19,932         $     18,997            $    19,949

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

 SHARE CLASS              A                   B                  C               Z
--------------------------------------------------------------------------------------
 INCEPTION             07/31/00            02/01/02            02/01/02       12/05/78
--------------------------------------------------------------------------------------
 SALES CHARGE      WITHOUT     WITH    WITHOUT    WITH     WITHOUT    WITH     WITHOUT
--------------------------------------------------------------------------------------
 1-YEAR              1.55     -3.25      0.80     -4.04      0.95     -0.02      1.80
 5-YEAR              7.16      6.12      6.65      6.34      6.75      6.75      7.42
 10-YEAR             7.15      6.63      6.90      6.90      6.95      6.95      7.28

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Class A performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to its inception. Class B and class C performance information includes returns of the fund's class A shares for the period from July 31, 2000 through February 1, 2002 and for periods prior thereto, the fund's class Z shares (the oldest existing fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to a Rule 12b-1 fee. Class A shares were initially offered on July 31, 2000, class B and class C shares were initially offered on February 1, 2002, and class Z shares were initially offered on December 5, 1978.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05 ($)

 SALES CHARGE:          WITHOUT        WITH
 -------------------------------------------
 Class A                 19,949       18,997
 Class B                 19,484       19,484
 Class C                 19,577       19,577
 Class Z                 20,196          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES
                            ----------------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

                 ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE           EXPENSES PAID        FUND'S ANNUALIZED
              BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)      DURING THE PERIOD ($)    EXPENSE RATIO (%)
                ACTUAL    HYPOTHETICAL      ACTUAL    HYPOTHETICAL    ACTUAL     HYPOTHETICAL
   CLASS A     1,000.00     1,000.00       1,008.33     1,020.14       4.81         4.84              0.96
   CLASS B     1,000.00     1,000.00       1,004.64     1,016.40       8.55         8.60              1.71
   CLASS C     1,000.00     1,000.00       1,005.39     1,017.15       7.80         7.85              1.56
   CLASS Z     1,000.00     1,000.00       1,009.57     1,021.39       3.56         3.58              0.71

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of class A and class C shares' expenses, class A and class C shares' total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800-345-6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE
                ----------------------------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

The US economy moved ahead at a healthy pace during the 12-month period that began April 1, 2004 and ended March 31, 2005. Gross domestic product (GDP) expanded at an estimated annualized rate of 3.5% as job growth helped buoy consumer spending and rising profits boosted business spending. Higher energy prices put something of a damper on growth as the period wore on-enough to slow the pace of growth to 3.1% in the first quarter of 2005.

Job growth dominated the economic news and drove consumer confidence ratings that moved up and down, depending on the number of new jobs reported. Overall, consumers remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace. Yet, business spending was not as robust as expected, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets.

BONDS DELIVER MODEST GAINS

The US bond market delivered a positive return despite rising interest rates in the final six weeks of the period. The yield on the 10-year Treasury note, a bellwether for the bond market, rose above 4.5%, and sent bond prices down. However, it settled just below 4.5% at the end of the period.

In this environment, the Lehman Brothers Aggregate Bond Index returned 1.15% for the 12-month period. Municipal bonds did even better than investment-grade taxable bonds as state revenues strengthened and fiscal constraints helped many states balance their budgets. The Lehman Municipal Bond Index returned 2.67%. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 6.79%. However, the riskiest bonds were the hardest hit when the bond market pulled back, and high-yield bonds gave back some of their gains in the final months of the period.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve (the Fed) raised the federal funds rate, a key short-term rate, from 1.00% to 2.75% in seven one-quarter percentage point steps during the period.(1) The Fed indicated early on that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures. So far, it has kept its word. However, the Fed left the door open for more aggressive action in remarks made on the economy and inflation when it met in March.

STOCKS OUTPERFORMED BONDS

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index returned 6.69% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. Stocks retreated early in 2005 as rising energy prices and higher interest rates turned investors cautious once again. Small and mid-cap stocks did significantly better than large cap stocks, and value stocks led growth stocks by a significant margin. Energy and utilities were the best performing sectors.

(1)  On May 3, 2005, the federal funds rate was raised to 3.00%.

[SIDENOTE]

SUMMARY
FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005

- BONDS CHALKED UP MODEST GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. HOWEVER, THEY GAVE BACK SOME OF THEIR RETURN IN THE LAST MONTHS OF THE PERIOD.

   LEHMAN INDEX                      1.15%
   MERRILL LYNCH INDEX               6.79%

- STOCKS OUTPERFORMED BONDS, AS MEASURED BY THE S&P 500 INDEX AND THE RUSSELL 3000 INDEX. MOST OF THE PERIOD'S GAINS WERE GENERATED DURING A FOURTH-QUARTER RALLY IN 2004.

   S&P 500 INDEX                     6.69%
   RUSSELL 3000 INDEX                7.09%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of 3000 of the largest US companies, based on market capitalization.

PORTFOLIO MANAGERS' REPORT
                           -----------------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

For the 12-month period ended March 31, 2005, class A shares of Columbia Intermediate Bond Fund returned 1.55% without sales charge. The fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which posted a total return of 1.15% for the same period. The fund also topped its peer group, the Lipper Intermediate Investment Grade Bond Category, which averaged 0.81% for the period.(1) In March 2005, the fund's management team changed. Ann Peterson, Marie Schofield and Carl Pappo joined Thomas LaPointe as co-managers of the fund.

We believe the fund's substantial position in corporate bonds, relative to its peer group and the benchmark, was the main reason it outperformed. Good returns from the high yield, mortgage- and asset-backed sectors of the bond market also helped performance.

ECONOMIC GROWTH ENHANCED CORPORATE RETURNS

An environment of solid economic growth bolstered the performance of corporate securities over the past 12 months. The mid-2004 decision by the Federal Reserve to begin increasing a key short-term interest rate dampened returns across the bond market. Against this backdrop, corporate bonds, including investment grade and high yield issues, beat out most other debt alternatives. Lower quality issues, including emerging market and non-sovereign international debt, benefited as investors sought to preserve value in an environment of rising interest rates. In light of this trend, the fund's exposure to sovereign debt, although small, helped performance, as did its limited allocation to some of the higher-quality domestic sectors, such as financials.

UTILITY AND ENERGY BONDS BOOSTED RESULTS

Within the corporate sector, utility bonds exhibited strong performance during the 12-month period. Business conditions improved for utility companies, and the fund's holdings, particularly in electric utilities, benefited from this trend. Exposure to oil refining companies also helped the fund as high oil prices drove the performance of the energy sector. While the airline sector detracted from performance over the period, we remain confident about the fund's airline holdings because, historically, airline bonds have benefited during periods of rising interest rates.

SCALED BACK CORPORATE HOLDINGS, ADDED TO AGENCY ISSUES

We scaled back the fund's exposure to investment-grade corporate bonds in some of the areas that performed best over an extended period, including utility and industrial companies. Taking profits from these areas allowed us to add to the fund's holdings in government agency and mortgage-backed debt. Regulatory scrutiny of the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation has not affected the government agency mortgage market, and we believe these areas offer some of the best relative values at this time. Toward the end of the period, strong performance in mortgages relative to other investment-grade sectors confirmed our view.

We also trimmed the fund's holdings in high-yield debt issued by auto parts manufacturers including Dana Corp. and SPX. Sales of these securities realized profits for the fund. We also sold gaming and leisure

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/05 ($)

   Class A                              8.96
   Class B                              8.96
   Class C                              8.96
   Class Z                              8.96

DISTRIBUTIONS DECLARED PER SHARE 04/01/04 - 03/31/05 ($)

   Class A                              0.45
   Class B                              0.38
   Class C                              0.39
   Class Z                              0.47

SEC YIELDS AS OF 03/31/05 (%)

   Class A                              3.84
   Class B                              3.30
   Class C                              3.47
   Class Z                              4.28

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/05 (%)

   Federal National Mortgage Assn.      11.5
   Federal Home Loan Mortgage Corp.     10.4
   Bombardier                            0.0*
   Abitibi-Consolidated                  0.0*

* Bombardier and Abitibi each accounted for 0.04% of net assets.

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

issues as this sector became fully valued. We used the proceeds from these sales to increase the fund's exposure to cyclical sectors, which we believed were attractively valued. We believe that continued economic strength has the potential to bolster issues in these sectors. In this regard, we bought bonds of transportation equipment-maker Bombardier and Abitibi-Consolidated, a newsprint producer.

PREPARING FOR SLOWER ECONOMIC GROWTH

With the economy exhibiting slower growth, the inevitable result of a combination of higher short-term interest rates and rising business costs, we have chosen to reduce the fund's corporate holdings, chiefly among investment-grade bonds. With real interest rates at unappealing low levels, we also plan to continue to de-emphasize Treasuries in the fund. Going forward, we plan to seek out areas of the fixed income markets that we believe offer lower vulnerability to rising interest rates as well as compelling value.

Ann T. Peterson is the lead manager for the fund. She has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

/s/ Ann T. Peterson

Thomas LaPointe has co-managed the fund since March 2003 and has been with the advisor or its predecessors or affiliate organizations since 1999.

/s/ Thomas LaPointe

Marie M. Schofield has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1990.

/s/ Marie M. Schofield

Carl W. Pappo has co-managed the fund since March 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993.

/s/ Carl W. Pappo

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

[SIDENOTE]

WE HAVE REDUCED THE FUND'S INVESTMENT GRADE CORPORATE HOLDINGS AND PLAN TO SEEK AREAS OF THE FIXED INCOME MARKET THAT OFFER LOWER VULNERABILITY TO RISING INTEREST RATES AS WELL AS COMPELLING VALUE.

FINANCIAL STATEMENTS
                     -----------------------------------------------------------

MARCH 31, 2005                                   COLUMBIA INTERMEDIATE BOND FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
                     -----------------------------------------------------------

MARCH 31, 2005                                   COLUMBIA INTERMEDIATE BOND FUND


CORPORATE FIXED-INCOME BONDS & NOTES - 57.8%
BASIC MATERIALS - 2.8%
CHEMICALS - 1.5%                                                                                          PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
                           Dow Chemical Co.   5.750% 11/15/09                                           6,000,000         6,258,300

                                              -------------------------------------------------------------------------------------
                       Eastman Chemical Co.   3.250% 06/15/08                                           2,750,000         2,639,230
                                              6.300% 11/15/18                                           6,000,000         6,403,200

                                              -------------------------------------------------------------------------------------
                       NOVA Chemicals Corp.   6.500% 01/15/12                                           2,000,000         2,050,000
                                              -------------------------------------------------------------------------------------
                                                                                                  Chemicals Total        17,350,730

FOREST PRODUCTS & PAPER - 0.9%
-------------------------------------------   -------------------------------------------------------------------------------------
                 Abitibi-Consolidated, Inc.   8.375% 04/01/15                                             500,000           485,000

                                              -------------------------------------------------------------------------------------
                             Cascades, Inc.   7.250% 02/15/13                                           6,000,000         6,120,000

                                              -------------------------------------------------------------------------------------
                      Georgia-Pacific Corp.   7.500% 05/15/06                                           3,000,000         3,075,000

                                              -------------------------------------------------------------------------------------
                    Norske Skog Canada Ltd.   7.375% 03/01/14                                           1,000,000           960,000
                                              -------------------------------------------------------------------------------------
                                                                                    Forest Products & Paper Total        10,640,000

METALS & MINING - 0.4%
-------------------------------------------   -------------------------------------------------------------------------------------
                                Alcoa, Inc.   6.000% 01/15/12                                           5,000,000         5,290,600
                                              -------------------------------------------------------------------------------------
                                                                                            Metals & Mining Total         5,290,600
                                                                                                                    ---------------
                                                                                            BASIC MATERIALS TOTAL        33,281,330

COMMUNICATIONS - 4.5%
MEDIA - 2.8%
-------------------------------------------   -------------------------------------------------------------------------------------
Comcast Cable Communications Holdings, Inc.   8.375% 03/15/13                                           8,500,000        10,092,900

                                              -------------------------------------------------------------------------------------
                         CSC Holdings, Inc.   6.750% 04/15/12 (a)                                         500,000           497,500
                                              7.625% 04/01/11                                           1,500,000         1,556,250
                                              7.875% 02/15/18                                           1,250,000         1,328,125

                                              -------------------------------------------------------------------------------------
                         Echostar DBS Corp.   6.375% 10/01/11                                           1,500,000         1,473,750

                                              -------------------------------------------------------------------------------------
                        Liberty Media Corp.   4.510% 09/17/06 (b)                                      11,000,000        11,146,850

                                              -------------------------------------------------------------------------------------
                               Viacom, Inc.   7.700% 07/30/10                                           6,500,000         7,220,720
                                              -------------------------------------------------------------------------------------
                                                                                                      Media Total        33,316,095

TELECOMMUNICATION SERVICES - 1.7%
-------------------------------------------   -------------------------------------------------------------------------------------
                Nextel Communications, Inc.   7.375% 08/01/15                                           1,545,000         1,629,975

                                              -------------------------------------------------------------------------------------
                                Qwest Corp.   9.125% 03/15/12 (a)                                       2,500,000         2,725,000

                                              -------------------------------------------------------------------------------------
                        Rogers Cantel, Inc.   9.750% 06/01/16                                           2,000,000         2,380,000

                                              -------------------------------------------------------------------------------------
                       Sprint Capital Corp.   6.125% 11/15/08                                           3,800,000         3,979,436
                                              8.750% 03/15/32                                           1,500,000         1,941,435
                                              -------------------------------------------------------------------------------------

See Accompanying Notes to Financials Statements.

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - (CONTINUED)
TELECOMMUNICATION SERVICES - (CONTINUED)                                                                  PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
               Telefonos de Mexico SA de CV   4.500% 11/19/08                                           6,000,000         5,892,900
                                              4.750% 01/27/10 (a)                                       1,800,000         1,753,542
                                              -------------------------------------------------------------------------------------
                                                                                 Telecommunication Services Total        20,302,288
                                                                                                                    ---------------
                                                                                             COMMUNICATIONS TOTAL        53,618,383

CONSUMER CYCLICAL - 6.5%
AIRLINES - 2.2%
-------------------------------------------   -------------------------------------------------------------------------------------
                    American Airlines, Inc.   7.024% 10/15/09                                           7,000,000         7,070,000

                                              -------------------------------------------------------------------------------------
                 Continental Airlines, Inc.   6.940% 10/15/13                                           1,276,618         1,174,488
                                              7.461% 04/01/15                                           3,973,138         3,695,018

                                              -------------------------------------------------------------------------------------
                     Southwest Airlines Co.   5.496% 11/01/06                                           7,000,000         7,139,300

                                              -------------------------------------------------------------------------------------
                      United Airlines, Inc.   7.186% 04/01/11 (c)                                       3,926,307         3,661,281
                                              7.783% 01/01/14 (c)                                       2,843,628         2,623,247
                                              9.200% 03/22/08 (d)                                       2,399,897         1,103,953
                                              -------------------------------------------------------------------------------------
                                                                                                   Airlines Total        26,467,287

APPAREL - 0.4%
-------------------------------------------   -------------------------------------------------------------------------------------
                  Jones Apparel Group, Inc.   6.125% 11/15/34 (a)                                       3,520,000         3,296,656

                                              -------------------------------------------------------------------------------------
                  Phillips-Van Heusen Corp.   7.250% 02/15/11                                           1,000,000         1,005,000
                                              -------------------------------------------------------------------------------------
                                                                                                    Apparel Total         4,301,656

AUTO MANUFACTURERS - 0.9%
-------------------------------------------   -------------------------------------------------------------------------------------
           DaimlerChrysler NA Holding Corp.   6.400% 05/15/06                                           8,000,000         8,200,480

                                              -------------------------------------------------------------------------------------
               Navistar International Corp.   7.500% 06/15/11                                           2,000,000         2,020,000
                                              -------------------------------------------------------------------------------------
                                                                                         Auto Manufacturers Total        10,220,480

ENTERTAINMENT - 0.1%
-------------------------------------------   -------------------------------------------------------------------------------------
         Steinway Musical Instruments, Inc.   8.750% 04/15/11                                           1,000,000         1,065,000
                                              -------------------------------------------------------------------------------------
                                                                                              Entertainment Total         1,065,000

HOME BUILDERS - 0.3%
-------------------------------------------   -------------------------------------------------------------------------------------
                          D.R. Horton, Inc.   9.750% 09/15/10                                           1,000,000         1,155,000

                                              -------------------------------------------------------------------------------------
                     Standard-Pacific Corp.   9.250% 04/15/12                                           2,000,000         2,280,000
                                              -------------------------------------------------------------------------------------
                                                                                              Home Builders Total         3,435,000

LEISURE TIME - 0.1%
-------------------------------------------   -------------------------------------------------------------------------------------
                                   K2, Inc.   7.375% 07/01/14                                           1,250,000         1,293,750
                                              -------------------------------------------------------------------------------------
                                                                                               Leisure Time Total         1,293,750

                                See Accompanying Notes to Financials Statements.

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER CYCLICAL - (CONTINUED)
LODGING - 0.9%                                                                                            PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
                         Hyatt Equities LLC   6.875% 06/15/07 (a)                                       5,000,000         5,212,500

                                              -------------------------------------------------------------------------------------
                                 MGM Mirage   6.750% 09/01/12                                           1,500,000         1,515,000

                                              -------------------------------------------------------------------------------------
            Mohegan Tribal Gaming Authority   6.125% 02/15/13 (a)                                       1,125,000         1,108,125

                                              -------------------------------------------------------------------------------------
                        Seneca Gaming Corp.   7.250% 05/01/12                                             830,000           830,000

                                              -------------------------------------------------------------------------------------
                      Station Casinos, Inc.   6.000% 04/01/12                                           1,000,000           992,500
                                              6.875% 03/01/16                                           1,500,000         1,496,250
                                              -------------------------------------------------------------------------------------
                                                                                                    Lodging Total        11,154,375

RETAIL - 0.8%
-------------------------------------------   -------------------------------------------------------------------------------------
                                  CVS Corp.   5.298% 01/11/27 (a)                                       3,410,064         3,411,291

                                              -------------------------------------------------------------------------------------
                              Ferrellgas LP   6.750% 05/01/14                                           1,500,000         1,462,500

                                              -------------------------------------------------------------------------------------
                               Kohl's Corp.   6.700% 02/01/06                                           2,462,000         2,515,967

                                              -------------------------------------------------------------------------------------
                             Rite Aid Corp.   7.500% 01/15/15 (a)                                         130,000           124,800

                                              -------------------------------------------------------------------------------------
                                 Saks, Inc.   7.000% 12/01/13                                           1,594,000         1,466,480

                                              -------------------------------------------------------------------------------------
                         Tempur-Pedic, Inc.   10.250% 08/15/10                                            317,000           352,663
                                              -------------------------------------------------------------------------------------
                                                                                                     Retail Total         9,333,701

TEXTILES - 0.8%
-------------------------------------------   -------------------------------------------------------------------------------------
                               Cintas Corp.   5.125% 06/01/07                                           5,315,000         5,410,989
                                              6.000% 06/01/12                                           3,250,000         3,443,700
                                              -------------------------------------------------------------------------------------
                                                                                                   Textiles Total         8,854,689
                                                                                                                    ---------------
                                                                                          CONSUMER CYCLICAL TOTAL        76,125,938

CONSUMER NON-CYCLICAL - 3.9%
BEVERAGES - 0.1%
-------------------------------------------   -------------------------------------------------------------------------------------
                 Constellation Brands, Inc.   8.125% 01/15/12                                           1,545,000         1,645,425
                                              -------------------------------------------------------------------------------------
                                                                                                  Beverages Total         1,645,425

BIOTECHNOLOGY - 0.2%
-------------------------------------------   -------------------------------------------------------------------------------------
                 Bio-Rad Laboratories, Inc.   7.500% 08/15/13                                           2,000,000         2,100,000
                                              -------------------------------------------------------------------------------------
                                                                                              Biotechnology Total         2,100,000

COMMERCIAL SERVICES - 0.2%
-------------------------------------------   -------------------------------------------------------------------------------------
                Service Corp. International   7.700% 04/15/09                                           2,000,000         2,075,000
                                              -------------------------------------------------------------------------------------
                                                                                        Commercial Services Total         2,075,000

See Accompanying Notes to Financials Statements.

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
CONSUMER NON-CYCLICAL - (CONTINUED)
FOOD - 0.8%                                                                                               PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
                      Cadbury-Schweppes PLC   3.875% 10/01/08 (a)                                       7,000,000         6,825,070

                                              -------------------------------------------------------------------------------------
                     Delhaize America, Inc.   8.125% 04/15/11                                           1,000,000         1,115,920

                                              -------------------------------------------------------------------------------------
             Stater Brothers Holdings, Inc.   8.125% 06/15/12                                           1,000,000           970,000
                                              -------------------------------------------------------------------------------------
                                                                                                       Food Total         8,910,990

HEALTHCARE SERVICES - 1.9%
-------------------------------------------   -------------------------------------------------------------------------------------
                                  HCA, Inc.   6.950% 05/01/12                                           3,000,000         3,113,580
                                              7.125% 06/01/06                                           2,500,000         2,575,825
                                              7.875% 02/01/11                                           5,015,000         5,471,515

                                              -------------------------------------------------------------------------------------
                     Tenet Healthcare Corp.   9.875% 07/01/14                                           3,250,000         3,371,875

                                              -------------------------------------------------------------------------------------
                   UnitedHealth Group, Inc.   3.300% 01/30/08                                           8,250,000         7,997,385
                                              -------------------------------------------------------------------------------------
                                                                                        Healthcare Services Total        22,530,180

PHARMACEUTICALS - 0.7%
-------------------------------------------   -------------------------------------------------------------------------------------
                                      Wyeth   6.450% 02/01/24                                           2,400,000         2,618,832
                                              6.500% 02/01/34                                           5,000,000         5,497,500
                                              -------------------------------------------------------------------------------------
                                                                                            Pharmaceuticals Total         8,116,332
                                                                                                                    ---------------
                                                                                      CONSUMER NON-CYCLICAL TOTAL        45,377,927

DIVERSIFIED - 0.9%
HOLDING COMPANIES - 0.9%
-------------------------------------------   -------------------------------------------------------------------------------------
       Hutchison Whampoa International Ltd.   6.250% 01/24/14 (a)                                      10,500,000        10,932,915
                                              -------------------------------------------------------------------------------------
                                                                                          Holding Companies Total        10,932,915
                                                                                                                    ---------------
                                                                                                DIVERSIFIED TOTAL        10,932,915

ENERGY - 4.6%
OIL & GAS - 4.3%
-------------------------------------------   -------------------------------------------------------------------------------------
                         Amerada Hess Corp.   7.300% 08/15/31                                           7,500,000         8,430,600

                                              -------------------------------------------------------------------------------------
                    Chesapeake Energy Corp.   6.375% 06/15/15 (a)                                         500,000           500,000
                                              7.500% 06/15/14                                           1,160,000         1,232,500

                                              -------------------------------------------------------------------------------------
                   Gazprom International SA   7.201% 02/01/20 (a)                                       9,000,000         9,180,000

                                              -------------------------------------------------------------------------------------
                                Nexen, Inc.   7.875% 03/15/32                                           5,250,000         6,462,015

                                              -------------------------------------------------------------------------------------
                       Noble Drilling Corp.   7.500% 03/15/19                                           4,813,000         5,489,515

                                              -------------------------------------------------------------------------------------
         Pemex Project Funding Master Trust   7.875% 02/01/09                                           6,000,000         6,465,000

                                              -------------------------------------------------------------------------------------
        Petrobras International Finance Co.   9.750% 07/06/11                                           3,500,000         4,025,000

                                              -------------------------------------------------------------------------------------
                  Pride International, Inc.   7.375% 07/15/14                                           1,500,000         1,605,000
                                              -------------------------------------------------------------------------------------

                                See Accompanying Notes to Financials Statements.

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
ENERGY - (CONTINUED)
OIL & GAS - (CONTINUED)                                                                                   PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
 Ras Laffan Liquefied Natural Gas Co., Ltd.   3.437% 09/15/09 (a)                                       7,479,000         7,056,063
                                              -------------------------------------------------------------------------------------
                                                                                                  Oil & Gas Total        50,445,693

PIPELINES - 0.3%
-------------------------------------------   -------------------------------------------------------------------------------------
                   Southern Natural Gas Co.   8.875% 03/15/10                                           2,000,000         2,157,500

                                              -------------------------------------------------------------------------------------
                   Williams Companies, Inc.   8.125% 03/15/12                                           1,500,000         1,635,000
                                              -------------------------------------------------------------------------------------
                                                                                                  Pipelines Total         3,792,500
                                                                                                                    ---------------
                                                                                                     ENERGY TOTAL        54,238,193

FINANCIALS - 23.5%
BANKS - 4.5%
-------------------------------------------   -------------------------------------------------------------------------------------
                             Bank One Corp.   6.000% 08/01/08 (e)                                      11,888,000        12,454,820

                                              -------------------------------------------------------------------------------------
                          Barclays Bank PLC   7.375% 06/15/49 (a)(f)                                    5,000,000         5,551,600

                                              -------------------------------------------------------------------------------------
                 Chinatrust Commercial Bank   5.625% 12/29/49 (a)(f)                                    2,350,000         2,297,290

                                              -------------------------------------------------------------------------------------
                    HSBC Capital Funding LP   9.547% 12/31/49 (a)(f)                                   10,500,000        12,624,885

                                              -------------------------------------------------------------------------------------
                Popular North America, Inc.   6.125% 10/15/06                                           8,250,000         8,473,410

                                              -------------------------------------------------------------------------------------
                Rabobank Capital Funding II   5.260% 12/31/49 (a)(f)                                   11,500,000        11,833,270
                                              -------------------------------------------------------------------------------------
                                                                                                      Banks Total        53,235,275

DIVERSIFIED FINANCIAL SERVICES - 12.6%
-------------------------------------------   -------------------------------------------------------------------------------------
                                   Air 2 US   8.027% 10/01/19 (a)                                       4,198,334         3,652,551

                                              -------------------------------------------------------------------------------------
               Bear Stearns Companies, Inc.   4.000% 01/31/08                                          10,000,000         9,873,400

                                              -------------------------------------------------------------------------------------
                           Capital One Bank   5.125% 02/15/14                                           6,650,000         6,546,127

                                              -------------------------------------------------------------------------------------
                                   Citicorp   8.040% 12/15/19 (a)                                      12,075,000        14,879,660

                                              -------------------------------------------------------------------------------------
               Countrywide Home Loans, Inc.   5.500% 08/01/06                                           7,500,000         7,631,700

                                              -------------------------------------------------------------------------------------
                      Ford Motor Credit Co.   5.700% 01/15/10                                           2,000,000         1,887,020
                                              5.800% 01/12/09                                           4,650,000         4,470,371
                                              7.375% 02/01/11                                           8,850,000         8,814,600

                                              -------------------------------------------------------------------------------------
              Fund American Companies, Inc.   5.875% 05/15/13                                           4,535,000         4,589,284

                                              -------------------------------------------------------------------------------------
             General Electric Capital Corp.   5.375% 03/15/07                                          10,000,000        10,219,400

                                              -------------------------------------------------------------------------------------
            General Motors Acceptance Corp.   6.125% 01/22/08                                           3,500,000         3,368,505
                                              6.150% 04/05/07                                           5,000,000         4,913,150

                                              -------------------------------------------------------------------------------------
                    Household Finance Corp.   5.875% 02/01/09                                           8,200,000         8,518,570

                                              -------------------------------------------------------------------------------------
          International Lease Finance Corp.   6.375% 03/15/09                                           9,000,000         9,500,490
                                              -------------------------------------------------------------------------------------

                                See Accompanying Notes to Financials Statements.

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCIALS - (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES - (CONTINUED)                                                              PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
                      Jefferies Group, Inc.   7.750% 03/15/12                                           7,250,000         8,235,492

                                              -------------------------------------------------------------------------------------
                   John Deere Capital Corp.   7.000% 03/15/12                                           9,000,000        10,085,310

                                              -------------------------------------------------------------------------------------
                      LaBranche & Co., Inc.   11.000% 05/15/12                                          2,000,000         2,110,000

                                              -------------------------------------------------------------------------------------
                        Merrill Lynch & Co.   4.250% 02/08/10                                          11,400,000        11,148,174

                                              -------------------------------------------------------------------------------------
                             Morgan Stanley   6.100% 04/15/06                                          10,000,000        10,221,900

                                              -------------------------------------------------------------------------------------
         PF Export Receivables Master Trust   3.748% 06/01/13 (a)                                       3,025,750         2,857,125

                                              -------------------------------------------------------------------------------------
                      UFJ Finance Aruba AEC   6.750% 07/15/13                                           5,150,000         5,573,742
                                              -------------------------------------------------------------------------------------
                                                                             Diversified Financial Services Total       149,096,571

INSURANCE - 2.5%
-------------------------------------------   -------------------------------------------------------------------------------------
           Berkshire Hathaway Finance Corp.   4.850% 01/15/15 (a)                                       5,000,000         4,863,900

                                              -------------------------------------------------------------------------------------
 Florida Windstorm Underwriting Association   7.125% 02/25/19 (a)                                       4,425,000         4,957,106

                                              -------------------------------------------------------------------------------------
    Hartford Financial Services Group, Inc.   4.700% 09/01/07                                           4,000,000         4,020,000

                                              -------------------------------------------------------------------------------------
        Prudential Insurance Co. of America   7.650% 07/01/07 (a)                                      10,105,000        10,773,244

                                              -------------------------------------------------------------------------------------
          Travelers Property Casualty Corp.   3.750% 03/15/08                                           4,750,000         4,628,875
                                              -------------------------------------------------------------------------------------
                                                                                                  Insurance Total        29,243,125

INVESTMENT COMPANIES - 0.8%
-------------------------------------------   -------------------------------------------------------------------------------------
       Credit Suisse First Boston USA, Inc.   4.625% 01/15/08                                           9,750,000         9,801,967
                                              -------------------------------------------------------------------------------------
                                                                                       Investment Companies Total         9,801,967

REAL ESTATE - 1.5%
-------------------------------------------   -------------------------------------------------------------------------------------
                           EOP Operating LP   8.375% 03/15/06                                          11,000,000        11,432,410

                                              -------------------------------------------------------------------------------------
              Forest City Enterprises, Inc.   7.625% 06/01/15                                           1,000,000         1,070,000

                                              -------------------------------------------------------------------------------------
                        Prudential Property   7.125% 07/01/07 (a)                                       5,300,000         5,578,038
                                              -------------------------------------------------------------------------------------
                                                                                                Real Estate Total        18,080,448

REAL ESTATE INVESTMENT TRUSTS - 0.9%
-------------------------------------------   -------------------------------------------------------------------------------------
                      iStar Financial, Inc.   5.125% 04/01/11                                           2,400,000         2,357,064
                                              8.750% 08/15/08                                           4,800,000         5,339,664

                                              -------------------------------------------------------------------------------------
                 La Quinta Properties, Inc.   7.000% 08/15/12                                             500,000           506,250

                                              -------------------------------------------------------------------------------------
                   Thornburg Mortgage, Inc.   8.000% 05/15/13                                           2,500,000         2,562,500
                                              -------------------------------------------------------------------------------------
                                                                              Real Estate Investment Trusts Total        10,765,478
                                              -------------------------------------------------------------------------------------

                                See Accompanying Notes to Financials Statements.

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCIALS - (CONTINUED)
SAVINGS & LOANS - 0.7%                                                                                    PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
                     Washington Mutual Bank   6.875% 06/15/11                                           5,200,000         5,736,848

                                              -------------------------------------------------------------------------------------
                     Western Financial Bank   9.625% 05/15/12                                           2,000,000         2,175,000
                                              -------------------------------------------------------------------------------------
                                                                                            Savings & Loans Total         7,911,848
                                                                                                                    ---------------
                                                                                                 FINANCIALS TOTAL       278,134,712

INDUSTRIALS - 2.2%
AEROSPACE & DEFENSE - 0.9%
-------------------------------------------   -------------------------------------------------------------------------------------
                               Raytheon Co.   8.300% 03/01/10                                           7,000,000         8,023,120

                                              -------------------------------------------------------------------------------------
                   Systems 2001 Asset Trust   6.664% 09/15/13 (a)                                       2,113,824         2,274,729
                                              -------------------------------------------------------------------------------------
                                                                                        Aerospace & Defense Total        10,297,849

ELECTRONICS - 0.3%
-------------------------------------------   -------------------------------------------------------------------------------------
             Flextronics International Ltd.   6.250% 11/15/14                                           1,000,000           952,500

                                              -------------------------------------------------------------------------------------
                       Thomas & Betts Corp.   7.250% 06/01/13                                           2,000,000         2,137,500
                                              -------------------------------------------------------------------------------------
                                                                                                Electronics Total         3,090,000

ENVIRONMENTAL CONTROL - 0.5%
-------------------------------------------   -------------------------------------------------------------------------------------
           Allied Waste North America, Inc.   8.875% 04/01/08                                           5,500,000         5,706,250
                                              -------------------------------------------------------------------------------------
                                                                                      Environmental Control Total         5,706,250
MACHINERY DIVERSIFIED - 0.1%
-------------------------------------------   -------------------------------------------------------------------------------------
                    Briggs & Stratton Corp.   8.875% 03/15/11                                           1,375,000         1,591,562
                                              -------------------------------------------------------------------------------------
                                                                                      Machinery Diversified Total         1,591,562

METAL FABRICATE/HARDWARE - 0.0%
-------------------------------------------   -------------------------------------------------------------------------------------
                   Valmont Industries, Inc.   6.875% 05/01/14                                             500,000           485,625
                                              -------------------------------------------------------------------------------------
                                                                                   Metal Fabricate/Hardware Total           485,625

MISCELLANEOUS MANUFACTURING - 0.2%
-------------------------------------------   -------------------------------------------------------------------------------------
                           Bombardier, Inc.   6.300% 05/01/14 (a)                                         500,000           422,500

                                              -------------------------------------------------------------------------------------
                   Trinity Industries, Inc.   6.500% 03/15/14                                           1,550,000         1,488,000
                                              -------------------------------------------------------------------------------------
                                                                                Miscellaneous Manufacturing Total         1,910,500

PACKAGING & CONTAINERS - 0.1%
-------------------------------------------   -------------------------------------------------------------------------------------
       Owens-Brockway Glass Container, Inc.   8.875% 02/15/09                                           1,000,000         1,065,000
                                              -------------------------------------------------------------------------------------
                                                                                     Packaging & Containers Total         1,065,000

See Accompanying Notes to Financials Statements.

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
TRANSPORTATION - 0.1%                                                                                     PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
                                FedEx Corp.   7.530% 09/23/06                                             487,799           504,462

                                              -------------------------------------------------------------------------------------
                                   Stena AB   7.500% 11/01/13                                           1,200,000         1,224,000
                                              -------------------------------------------------------------------------------------
                                                                                             Transportation Total         1,728,462
                                                                                                                    ---------------
                                                                                                INDUSTRIALS TOTAL        25,875,248

TECHNOLOGY - 0.5%
COMPUTERS - 0.5%
-------------------------------------------   -------------------------------------------------------------------------------------
             IBM Canada Credit Services Co.   3.750% 11/30/07 (a)                                       6,000,000         5,884,500
                                              -------------------------------------------------------------------------------------
                                                                                                  Computers Total         5,884,500
                                                                                                                    ---------------
                                                                                                 TECHNOLOGY TOTAL         5,884,500

UTILITIES - 8.4%
ELECTRIC - 8.4%
-------------------------------------------   -------------------------------------------------------------------------------------
                      Edison Mission Energy   9.875% 04/15/11                                           1,100,000         1,265,000

                                              -------------------------------------------------------------------------------------
                          FirstEnergy Corp.   5.500% 11/15/06                                           5,000,000         5,094,800
                                              6.450% 11/15/11                                           4,500,000         4,747,275

                                              -------------------------------------------------------------------------------------
               FPL Energy American Wind LLC   6.639% 06/20/23 (a)                                       4,436,500         4,609,390

                                              -------------------------------------------------------------------------------------
                   FPL Energy National Wind   5.608% 03/10/24 (a)                                         800,000           790,808

                                              -------------------------------------------------------------------------------------
              Kansas City Power & Light Co.   6.000% 03/15/07                                          10,000,000        10,242,900

                                              -------------------------------------------------------------------------------------
                   Kiowa Power Partners LLC   5.737% 03/30/21 (a)                                       3,550,000         3,500,300

                                              -------------------------------------------------------------------------------------
                     MidAmerican Energy Co.   6.375% 06/15/06                                             409,000           420,256

                                              -------------------------------------------------------------------------------------
            MidAmerican Energy Holdings Co.   3.500% 05/15/08                                           5,310,000         5,121,920
                                              4.625% 10/01/07                                           5,000,000         5,017,800
                                              5.875% 10/01/12                                           7,000,000         7,245,910

                                              -------------------------------------------------------------------------------------
                    MSW Energy Holdings LLC   8.500% 09/01/10                                           2,000,000         2,110,000

                                              -------------------------------------------------------------------------------------
                           Nevada Power Co.   9.000% 08/15/13                                           2,000,000         2,245,000

                                              -------------------------------------------------------------------------------------
                 Niagara Mohawk Power Corp.   8.875% 05/15/07                                           6,200,000         6,783,668

                                              -------------------------------------------------------------------------------------
                  Northern States Power Co.   8.000% 08/28/12                                           3,750,000         4,450,725

                                              -------------------------------------------------------------------------------------
                     Oglethorpe Power Corp.   6.974% 06/30/11                                           2,418,000         2,530,219

                                              -------------------------------------------------------------------------------------
                 Pacific Gas & Electric Co.   6.050% 03/01/34                                           6,250,000         6,409,063

                                              -------------------------------------------------------------------------------------
                  PSE&G Energy Holdings LLC   8.625% 02/15/08                                           2,000,000         2,100,000

                                              -------------------------------------------------------------------------------------
              South Point Energy Center LLC   8.400% 05/30/12 (a)                                       1,545,105         1,433,084

                                              -------------------------------------------------------------------------------------
                         Southern Power Co.   6.250% 07/15/12                                           4,790,000         5,166,925
                                              -------------------------------------------------------------------------------------

                                See Accompanying Notes to Financials Statements.

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
UTILITIES - (CONTINUED)
ELECTRIC - (CONTINUED)                                                                                    PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
             Tenaska Alabama II Partners LP   6.125% 03/30/23 (a)                                       3,330,169         3,388,015

                                              -------------------------------------------------------------------------------------
                                  TXU Corp.   5.550% 11/15/14 (a)                                       5,300,000         5,090,915
                                              6.550% 11/15/34 (a)                                       9,400,000         9,259,564
                                              -------------------------------------------------------------------------------------
                                                                                                   Electric Total        99,023,537
                                                                                                                    ---------------
                                                                                                  UTILITIES TOTAL        99,023,537

                                              TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
                                              (COST OF $665,666,075)                                                    682,492,683

MORTGAGE-BACKED SECURITIES - 19.8%
-------------------------------------------   -------------------------------------------------------------------------------------
           Federal Home Loan Mortgage Corp.   4.000% 03/15/19                                           7,075,000         6,406,539
                                              4.500% 09/01/18 - 05/01/34                               38,468,548        37,345,531
                                              4.750% 07/15/24                                          15,000,000        15,045,936
                                              5.000% 03/15/28 - 01/01/35                               34,410,562        33,999,463
                                              12.000% 07/01/20                                            293,672           324,303

                                              -------------------------------------------------------------------------------------
      Federal National Mortgage Association   4.500% 07/01/18 - 02/01/19                               51,824,835        50,764,670
                                              5.000% 07/25/15 - 06/01/18                               50,075,056        50,179,914
                                              5.500% 12/01/17                                           6,271,837         6,397,785
                                              6.000% 04/01/09 - 03/01/24                                2,999,704         3,085,820
                                              6.500% 10/01/28 - 12/01/31                                3,041,134         3,165,146
                                              9.250% 03/25/18                                             232,250           250,101
                                              TBA
                                              6.000% 04/13/35 (g)                                      22,000,000        22,481,250

                                              -------------------------------------------------------------------------------------
   Government National Mortgage Association   3.750% 07/20/25 (b)                                         155,588           157,737
                                              4.954% 05/16/31                                           4,300,000         4,198,324
                                              8.000% 01/15/08 - 07/15/08                                  246,098           257,299
                                              9.000% 06/15/16 - 10/15/16                                   23,031            25,103
                                              -------------------------------------------------------------------------------------
                                              TOTAL MORTGAGE-BACKED SECURITIES
                                              (COST OF $237,741,545)                                                    234,084,921

ASSET-BACKED SECURITIES - 8.1%
-------------------------------------------   -------------------------------------------------------------------------------------
   AmeriCredit Automobile Receivables Trust   3.930% 10/06/11                                           6,000,000         5,856,120

                                              -------------------------------------------------------------------------------------
                    Bank One Issuance Trust   3.590% 05/17/10                                           5,000,000         4,929,850
                                              4.160% 01/15/08                                          10,000,000        10,015,000

                                              -------------------------------------------------------------------------------------
                  California Infrastructure   6.420% 12/26/09                                          10,000,000        10,458,300

                                              -------------------------------------------------------------------------------------
       Capital Auto Receivables Asset Trust   2.000% 11/15/07                                           5,600,000         5,501,243
                                              -------------------------------------------------------------------------------------

See Accompanying Notes to Financials Statements.

ASSET-BACKED SECURITIES - (CONTINUED)                                                                     PAR ($)         VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
    Capital One Multi-Asset Execution Trust   3.650% 07/15/11                                          16,000,000        15,616,960

                                              -------------------------------------------------------------------------------------
                             Cigno CBO Ltd.   6.460% 11/15/08 (a)                                       3,411,264         3,513,602

                                              -------------------------------------------------------------------------------------
        Citibank Credit Card Issuance Trust   2.500% 04/07/08                                          11,290,000        11,126,634

                                              -------------------------------------------------------------------------------------
                     Diversified REIT Trust   6.780% 03/18/11 (a)(f)                                    5,000,000         5,263,761

                                              -------------------------------------------------------------------------------------
                 Green Tree Financial Corp.   6.870% 01/15/29                                           2,692,564         2,826,896

                                              -------------------------------------------------------------------------------------
         Honda Auto Receivables Owner Trust   1.680% 11/21/06                                           7,074,906         7,045,403

                                              -------------------------------------------------------------------------------------
                Origen Manufactured Housing   3.790% 12/15/17                                           2,700,000         2,633,634

                                              -------------------------------------------------------------------------------------
           PG&E Energy Recovery Funding LLC   3.870% 06/25/11                                          10,060,000         9,941,996

                                              -------------------------------------------------------------------------------------
             Providian Gateway Master Trust   3.350% 09/15/11 (a)                                       1,500,000         1,464,180

                                              TOTAL ASSET-BACKED SECURITIES
                                              (COST OF $98,457,599)                                                      96,193,579

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.0%
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.8%
-------------------------------------------   -------------------------------------------------------------------------------------
                    American Mortgage Trust   8.445% 09/27/22                                              32,685            29,417

                                              -------------------------------------------------------------------------------------
         Countrywide Alternative Loan Trust   5.000% 03/25/20                                          19,700,572        19,559,319

                                              -------------------------------------------------------------------------------------
                  GSMPS Mortgage Loan Trust   7.750% 09/19/27 (a)                                       1,599,748         1,701,074
                                                                                                                    ---------------
                                                                        COLLATERALIZED MORTGAGE OBLIGATIONS TOTAL        21,289,810

COMMERICAL MORTGAGE-BACKED SECURITIES - 3.2%
-------------------------------------------   -------------------------------------------------------------------------------------
       First Union National Bank Commercial   5.585% 02/12/34                                           5,055,305         5,154,642
                             Mortgage Trust   6.141% 02/12/34                                           8,000,000         8,466,400

                                              -------------------------------------------------------------------------------------
           LB-UBS Commercial Mortgage Trust   6.510% 12/15/26                                           5,000,000         5,365,600

                                              -------------------------------------------------------------------------------------
              Nomura Asset Securities Corp.   7.120% 04/13/39                                           6,255,000         6,419,194

                                              -------------------------------------------------------------------------------------
          Structured Asset Securities Corp.   2.065% 02/25/28 (f)(h)                                    6,758,253           597,700

                                              -------------------------------------------------------------------------------------
    Wachovia Bank Commercial Mortgage Trust   3.989% 06/15/35                                          11,930,000        11,112,198
                                                                                                                    ---------------
                                                                      COMMERCIAL MORTGAGE-BACKED SECURITIES TOTAL        37,115,734

                                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                              (COST OF $58,501,325)                                                      58,405,544

                                See Accompanying Notes to Financials Statements.

GOVERNMENT AGENCIES & OBLIGATIONS - 4.3%
FOREIGN GOVERNMENT BONDS - 1.7%                                                                            PAR ($)        VALUE ($)
-------------------------------------------   -------------------------------------------------------------------------------------
                Export-Import Bank of Korea   4.625% 03/16/10                                           4,700,000         4,653,987

                                              -------------------------------------------------------------------------------------
                             State of Qatar   9.750% 06/15/30 (a)                                       5,000,000         7,276,350

                                              -------------------------------------------------------------------------------------
                      United Mexican States   6.750% 09/27/34                                           8,000,000         7,792,000
                                                                                                                    ---------------
                                                                                   FOREIGN GOVERNMENT BONDS TOTAL        19,722,337

U.S. GOVERNMENT AGENCY & OBLIGATION - 2.6%
-------------------------------------------   -------------------------------------------------------------------------------------
           Federal Home Loan Mortgage Corp.   4.625% 10/15/14                                           8,391,000         8,214,596

                                              -------------------------------------------------------------------------------------
                         U.S. Treasury Bond   5.375% 02/15/31                                          21,225,000        23,132,767
                                                                                                                    ---------------
                                                                        U.S. GOVERNMENT AGENCY & OBLIGATION TOTAL        31,347,363

                                              TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
                                              (COST OF $47,197,512)                                                      51,069,700

SHORT-TERM OBLIGATIONS - 6.0%
U.S. GOVERNMENT AGENCY - 1.8%
-------------------------------------------   -------------------------------------------------------------------------------------
           Federal Home Loan Mortgage Corp.   2.680% 04/12/05 (i)                                      22,000,000        21,981,984

REPURCHASE AGREEMENT - 4.2%
-------------------------------------------   -------------------------------------------------------------------------------------
                                              Repurchase agreement with State Street Bank &
                                              Trust Co., dated 03/31/05, due 04/01/05 at 2.450%,
                                              collateralized by a U.S. Treasury Bill maturing
                                              05/19/05, market value of $50,407,560
                                              (repurchase proceeds $49,422,363)                        49,419,000        49,419,000

                                              TOTAL SHORT-TERM OBLIGATIONS
                                              (COST OF $71,400,984)                                                      71,400,984

                                              TOTAL INVESTMENTS - 101.0%
                                              (COST OF $1,178,965,040) (j)                                            1,193,647,411

                                              OTHER ASSETS & LIABILITIES, NET - (1.0)%                                  (11,983,546)

                                              NET ASSETS - 100.0%                                                     1,181,663,865

     NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $188,364,903, which represents 15.9% of net assets.

(b) Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

See Accompanying Notes to Financials Statements.

(c) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. As of March 31, 2005, the value of these securities amounted to $6,284,528, which represents 0.5% of net assets.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of March 31, 2005, the value of this security represents 0.1% of net assets.

(e) A portion of the security with a market value of $1,882,681 is pledged as collateral for open futures contracts.

(f) Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(g)  Security purchased on a delayed delivery basis.

(h) Accrued interest accumulates in the value of this security and is payable at redemption.

(i)  The rate shown represents the annualized yield at the date of purchase.

(j)  Cost for federal income tax purposes is $1,183,948,639.

     At March 31, 2005, the Fund held investments in the following sectors:

     SECTOR                                                     % OF NET ASSETS
     --------------------------------------------------------------------------
     Corporate Fixed-Income Bonds & Notes                            57.8%
     Mortgage-Backed Securities                                      19.8
     Asset-Backed Securities                                          8.1
     Collateralized Mortgage Obligations                              5.0
     Government Agencies & Obligations                                4.3
     Short-Term Obligations                                           6.0
     Other Assets & Liabilities, Net                                 (1.0)
                                                                    -----
                                                                    100.0%
                                                                    =====

     ACRONYM                 NAME
     TBA                     To Be Announced

At March 31, 2005, the Fund held the following open short futures contracts:

                                   NUMBER OF                   AGGREGATE     EXPIRATION    UNREALIZED
     TYPE                          CONTRACTS       VALUE       FACE VALUE       DATE      APPRECIATION
     -------------------------------------------------------------------------------------------------
     5-Year U.S. Treasury Notes       210      $ 22,489,688   $ 22,567,283    Jun-2005    $     77,595
     10-Year U.S. Treasury Notes      132        14,423,063     14,480,087    Jun-2005          57,024
                                                                                          ------------
                                                                                          $    134,619
                                                                                          ------------

                                See Accompanying Notes to Financials Statements.

STATEMENT OF ASSETS AND LIABILITIES
                                    --------------------------------------------

MARCH 31, 2005                                   COLUMBIA INTERMEDIATE BOND FUND

                                                                                                                           ($)
------------------------------------------        ----------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                           1,178,965,040
                                                                                                                 -------------
                                                  Investments, at value                                          1,193,647,411
                                                  Cash                                                                  70,349
                                                  Receivable for:
                                                   Fund shares sold                                                  2,088,100
                                                   Interest                                                         11,853,874
                                                  Deferred Trustees' compensation plan                                  15,387
                                                                                                                 -------------
                                                     Total Assets                                                1,207,675,121

                                                  ----------------------------------------------------------------------------
                               LIABILITIES        Payable for:
                                                   Investments purchased on a delayed delivery basis                22,594,000
                                                   Fund shares repurchased                                           1,533,803
                                                   Futures variation margin                                            153,375
                                                   Distributions                                                       753,970
                                                   Investment advisory fee                                             341,021
                                                   Administration fee                                                  149,283
                                                   Transfer agent fee                                                  177,392
                                                   Pricing and bookkeeping fees                                         25,860
                                                   Trustees' fees                                                          314
                                                   Custody fee                                                           3,073
                                                   Distribution and service fees                                       169,345
                                                  Deferred Trustees' fees                                               15,387
                                                  Other liabilities                                                     94,433
                                                                                                                 -------------
                                                     Total Liabilities                                              26,011,256
                                                                                                                 -------------
                                                                                                      NET ASSETS 1,181,663,865

                                                  ----------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS        Paid-in capital                                                1,184,029,119
                                                  Overdistributed net investment income                             (4,458,991)
                                                  Accumulated net realized loss                                    (12,723,253)
                                                  Net unrealized appreciation on:
                                                   Investments                                                      14,682,371
                                                   Futures contracts                                                   134,619
                                                                                                                 -------------
                                                                                                      NET ASSETS 1,181,663,865

                                                  ----------------------------------------------------------------------------
                                   CLASS A        Net assets                                                       168,213,320
                                                  Shares outstanding                                                18,783,371
                                                  Net asset value per share                                               8.96(a)
                                                  Maximum offering price per share ($8.96/0.9525)                         9.41(b)

                                                  ----------------------------------------------------------------------------
                                   CLASS B        Net assets                                                        89,563,998
                                                  Shares outstanding                                                10,001,004
                                                  Net asset value and offering price per share                            8.96(a)

                                                  ----------------------------------------------------------------------------
                                   CLASS C        Net assets                                                        46,693,444
                                                  Shares outstanding                                                 5,213,934
                                                  Net asset value and offering price per share                            8.96(a)

                                                  ----------------------------------------------------------------------------
                                   CLASS Z        Net assets                                                       877,193,103
                                                  Shares outstanding                                                97,950,583
                                                  Net asset value, offering and redemption price per share                8.96

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
                        --------------------------------------------------------

FOR THE YEAR ENDED MARCH 31, 2005                COLUMBIA INTERMEDIATE BOND FUND

                                                                                                                           ($)
------------------------------------------        ----------------------------------------------------------------------------
                         INVESTMENT INCOME        Interest (net of foreign taxes withheld of $3,281)                57,425,348

                                                  ----------------------------------------------------------------------------
                                  EXPENSES        Investment advisory fee                                            3,779,947
                                                  Administration fee                                                 1,640,974
                                                  Distribution fee:
                                                    Class A                                                            155,944
                                                    Class B                                                            723,208
                                                    Class C                                                            379,541
                                                  Service fee:
                                                    Class A                                                            389,683
                                                    Class B                                                            240,403
                                                    Class C                                                            126,124
                                                  Transfer agent fee                                                 1,293,178
                                                  Pricing and bookkeeping fees                                         311,382
                                                  Trustees' fees                                                        29,368
                                                  Custody fee                                                           42,673
                                                  Non-recurring costs (See Note 7)                                      55,774
                                                  Other expenses                                                       502,542
                                                                                                                   -----------
                                                    Total Expenses                                                   9,670,741
                                                  Fees waived by Distributor:
                                                    Class A                                                           (155,944)
                                                    Class C                                                            (76,643)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 7)       (55,774)
                                                  Custody earnings credit                                               (3,443)
                                                                                                                   -----------
                                                    Net Expenses                                                     9,378,937
                                                                                                                   -----------
                                                  Net Investment Income                                             48,046,411

                                                  ----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain on:
         INVESTMENTS AND FUTURES CONTRACTS          Investments                                                        234,626
                                                    Futures contracts                                                1,438,278
                                                                                                                   -----------
                                                      Net realized gain                                              1,672,904
                                                  Net change in unrealized appreciation (depreciation) on:
                                                   Investments                                                     (36,119,819)
                                                   Futures contracts                                                 1,138,426
                                                                                                                   -----------
                                                      Net change in unrealized appreciation (depreciation)         (34,981,393)
                                                                                                                   -----------
                                                  Net Loss                                                         (33,308,489)
                                                                                                                   -----------
                                                  Net Increase in Net Assets from Operations                        14,737,922

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                   ---------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

                                                                                        YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                                                         MARCH 31,        MARCH 31,       JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                                        2005 ($)   2004 (a)(b)($)    2003 (c)($)
------------------------------------------       ---------------------------------------------------------------------------------
                                OPERATIONS       Net investment income                  48,046,411       33,070,574     47,471,086
                                                 Net realized gain (loss) on
                                                  investments and futures contracts      1,672,904       12,432,924     (1,842,521)
                                                 Net change in unrealized
                                                  appreciation (depreciation) on
                                                  investments and futures contracts    (34,981,393)         951,538     50,393,482
                                                                                     ---------------------------------------------
                                                 Net Increase from Operations           14,737,922       46,455,036     96,022,047
                                                 ---------------------------------------------------------------------------------
    DISTRIBUTIONS DECLARED TO SHAREHOLDERS       From net investment income:
                                                  Class A                               (7,237,510)      (4,074,020)    (3,487,025)
                                                  Class B                               (3,766,396)      (3,054,628)    (3,467,410)
                                                  Class C                               (2,052,627)      (1,672,747)    (1,549,430)
                                                  Class Z                              (38,682,066)     (26,871,410)   (40,839,542)
                                                 From net realized gains:
                                                  Class A                                 (470,098)              --             --
                                                  Class B                                 (284,878)              --             --
                                                  Class C                                 (146,761)              --             --
                                                  Class Z                               (2,354,812)              --             --
                                                                                     ---------------------------------------------
                                                 Total Distributions
                                                        Declared to Shareholders       (54,995,148)     (35,672,805)   (49,343,407)
                                                 ---------------------------------------------------------------------------------
                        SHARE TRANSACTIONS       Class A:
                                                  Subscriptions                         81,826,437       82,402,961     93,406,890
                                                  Distributions reinvested               7,001,846        3,517,373      2,883,981
                                                  Redemptions                          (61,931,472)     (33,954,472)   (40,046,836)
                                                                                     ---------------------------------------------
                                                    Net Increase                        26,896,811       51,965,862     56,244,035
                                                 Class B:
                                                  Subscriptions                          8,692,611       18,062,576     83,003,613
                                                  Distributions reinvested               2,962,492        2,126,834      2,442,195
                                                  Redemptions                          (23,338,504)     (20,373,050)   (15,335,796)
                                                                                     ---------------------------------------------
                                                    Net Increase (Decrease)            (11,683,401)        (183,640)    70,110,012
                                                 Class C:
                                                  Subscriptions                          8,760,722       20,227,688     48,689,817
                                                  Distributions reinvested               1,460,047        1,011,442        974,767
                                                  Redemptions                          (20,556,079)     (14,503,875)   (11,862,809)
                                                                                     ---------------------------------------------
                                                    Net Increase (Decrease)            (10,335,310)       6,735,255     37,801,775
                                                 Class Z:
                                                  Subscriptions                        347,273,902      234,474,636    269,095,613
                                                  Distributions reinvested              35,087,203       23,876,353     35,988,674
                                                  Redemptions                         (269,217,391)    (190,223,570)  (351,929,592)
                                                                                     ---------------------------------------------
                                                    Net Increase (Decrease)            113,143,714       68,127,419    (46,845,305)
                                                 Net Increase from Share
                                                  Transactions                         118,021,814      126,644,896    117,310,517
                                                                                     ---------------------------------------------
                                                      Total Increase in
                                                        Net Assets                      77,764,588      137,427,127    163,989,157
                                                 ---------------------------------------------------------------------------------
                                NET ASSETS       Beginning of period                 1,103,899,277      966,472,150    802,482,993
                                                 End of period                       1,181,663,865    1,103,899,277    966,472,150
                                                 Overdistributed net investment
                                                  income at end of period               (4,458,991)      (2,995,178)    (2,007,917)

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.

(c) Effective July 29, 2002, Stein Roe Intermediate Bond Fund Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.

See Accompanying Notes to Financial Statements.

                                                                                        YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                                                                         MARCH 31,        MARCH 31,       JUNE 30,
                                                                                              2005      2004 (a)(b)       2003 (c)
------------------------------------------       ---------------------------------------------------------------------------------
                         CHANGES IN SHARES       Class A:
                                                  Subscriptions                          9,019,523        9,023,912     10,637,329
                                                  Issued for distributions
                                                    reinvested                             772,793          385,364        325,300
                                                  Redemptions                           (6,831,800)      (3,713,540)    (4,558,154)
                                                                                     ---------------------------------------------
                                                    Net Increase                         2,960,516        5,695,736      6,404,475
                                                 Class B:
                                                  Subscriptions                            960,378        1,985,472      9,478,046
                                                  Issued for distributions
                                                    reinvested                             326,979          233,459        275,656
                                                  Redemptions                           (2,578,902)      (2,239,392)    (1,735,505)
                                                                                     ---------------------------------------------
                                                    Net Increase (Decrease)             (1,291,545)         (20,461)     8,018,197
                                                 Class C:
                                                  Subscriptions                            965,944        2,219,854      5,533,514
                                                  Issued for distributions
                                                    reinvested                             161,152          110,951        109,962
                                                  Redemptions                           (2,277,415)      (1,594,157)    (1,350,773)
                                                                                     ---------------------------------------------
                                                    Net Increase (Decrease)             (1,150,319)         736,648      4,292,703
                                                 Class Z:
                                                  Subscriptions                         38,284,212       25,666,393     30,633,958
                                                  Issued for distributions
                                                    reinvested                           3,873,719        2,620,156      4,081,323
                                                  Redemptions                          (29,785,348)     (20,891,749)   (40,109,913)
                                                                                     ---------------------------------------------
                                                    Net Increase (Decrease)             12,372,583        7,394,800     (5,394,632)

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.

(c) Effective July 29, 2002, Stein Roe Intermediate Bond Fund Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.

                                See  Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
                              --------------------------------------------------

MARCH 31, 2005                                   COLUMBIA INTERMEDIATE BOND FUND

NOTE 1. ORGANIZATION

Columbia Intermediate Bond Fund (the "Fund"), a series of Columbia Funds Trust VIII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks total return by investing for a high level of current income and opportunities for capital appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include:
(1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, paydown reclassifications and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

    OVERDISTRIBUTED        ACCUMULATED
    NET INVESTMENT         NET REALIZED           PAID-IN
       INCOME                 LOSS                CAPITAL
    -----------------------------------------------------
     $ 2,228,375          $ (2,228,376)             $ 1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended March 31, 2005, the period ended March 31, 2004 and the year ended June 30, 2003 was as follows:

                              MARCH 31,      MARCH 31,       JUNE 30,
                                   2005           2004           2003
---------------------------------------------------------------------
Distributions paid from:
   Ordinary Income*        $ 53,846,911   $ 35,672,804   $ 49,343,407
   Long-Term Capital Gains    1,148,237             --             --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED         UNDISTRIBUTED
     ORDINARY              LONG-TERM          NET UNREALIZED
      INCOME             CAPITAL GAINS        APPRECIATION*
   ---------------------------------------------------------
   $ 1,020,779              $  --              $ 9,698,772

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities and deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                    $  30,683,634
    Unrealized depreciation                      (20,984,862)
                                               -------------
     Net unrealized appreciation               $   9,698,772

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

             YEAR OF                 CAPITAL LOSS
           EXPIRATION                CARRYFORWARD
           --------------------------------------
              2013                   $ 6,075,470

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2005, post-October capital losses of $1,674,498 attributed to security transactions were deferred to April 1, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
     ------------------------------------------------
         First $500 million               0.35%
     $500 million to $1 billion           0.35%
     $1 billion to $1.5 billion           0.30%
     $1.5 billion to $3 billion           0.29%
      $3 billion to $6 billion            0.28%
           Over $6 billion                0.27%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
      -----------------------------------------------
          First $1 billion                0.35%
          Over $1 billion                 0.30%

For the year ended March 31, 2005, the Fund's effective investment advisory fee rate was 0.35%.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended March 31, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended March 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.12%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended March 31, 2005, the Distributor has retained net underwriting discounts of $38,847 on sales of the Fund's Class A shares and net CDSC fees of $5,283, $362,338 and $10,713 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee. The Distributor has also voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended March 31, 2005, the Fund paid $2,602 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $524,341,524 and $422,745,986 respectively, of which $211,225,118 and $160,459,143, respectively, were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended March 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined."

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the year ended March 31, 2005, Columbia has assumed $55,774 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.
                                       29

FINANCIAL HIGHLIGHTS
                     -----------------------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                PERIOD                                                   PERIOD
                                           YEAR ENDED            ENDED                                                    ENDED
                                            MARCH 31,        MARCH 31,                 YEAR ENDED JUNE 30,             JUNE 30,
CLASS A SHARES                                   2005       2004(a)(b)              2003(c)           2002(c)        2001(c)(d)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $      9.27      $      9.18          $      8.73       $      8.84       $      8.46
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                        0.39             0.30                 0.45              0.53(f)           0.56
Net realized and unrealized gain (loss)
on investments and futures contracts            (0.25)            0.11                 0.48             (0.08)(f)          0.36
                                          -----------      -----------          -----------       -----------       -----------
Total from Investment Operations                 0.14             0.41                 0.93              0.45              0.92
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                      (0.42)           (0.32)               (0.48)            (0.56)            (0.54)
From net realized gains                         (0.03)              --                   --                --                --
Return of capital                                  --               --                   --                --(g)             --
                                          -----------      -----------          -----------       -----------       -----------
Total Distributions Declared
to Shareholders                                 (0.45)           (0.32)               (0.48)            (0.56)            (0.54)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $      8.96      $      9.27          $      9.18       $      8.73       $      8.84
Total return (h)                                 1.55%(i)         4.59%(i)(j)         11.03%(i)          5.10%(i)         11.19%(j)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (k)                           0.94%            0.99%(l)             1.05%             1.04%             0.96%(l)
Interest expense                                   --               --                   --%(m)            --                --
Expenses (k)                                     0.94%            0.99%(l)             1.05%             1.04%             0.96%(l)
Net investment income (k)                        4.31%            4.31%(l)             5.13%             5.94%(f)          6.90%(l)
Waiver/reimbursement                             0.10%            0.10%(l)             0.10%             0.10%               --
Portfolio turnover rate                            40%              96%(j)              114%              179%(n)           254%(n)
Net assets, end of period (000's)         $   168,213      $   146,709          $    92,993       $    32,493       $    12,279
-------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.

(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d) Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.10% to 5.94%. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

(g)  Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              YEAR            PERIOD                 YEAR            PERIOD
                                                             ENDED             ENDED                ENDED             ENDED
                                                         MARCH 31,         MARCH 31,             JUNE 30,          JUNE 30,
CLASS B SHARES                                                2005        2004(a)(b)              2003(c)        2002(c)(d)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $        9.27     $        9.18        $        8.73     $        8.89
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                     0.32              0.25                 0.39              0.18(f)
Net realized and unrealized gain (loss) on
investments and futures contracts                            (0.25)             0.11                 0.47             (0.13)(f)
                                                     -------------     -------------        -------------     -------------
Total from Investment Operations                              0.07              0.36                 0.86              0.05
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.35)            (0.27)               (0.41)            (0.21)
From net realized gains                                      (0.03)               --                   --                --
Return of capital                                               --                --                   --                --(g)
                                                     -------------     -------------        -------------     -------------
Total Distributions Declared to Shareholders                 (0.38)            (0.27)               (0.41)            (0.21)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $        8.96     $        9.27        $        9.18     $        8.73
Total return (h)                                              0.80%             4.00%(i)            10.21%             0.51%(i)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (j)                                        1.69%             1.74%(k)             1.80%             1.83%(k)
Interest expense                                                --                --                   --%(l)            --
Expenses (j)                                                  1.69%             1.74%(k)             1.80%             1.83%(k)
Net investment income (j)                                     3.56%             3.58%(k)             4.38%             5.04%(f)(k)
Portfolio turnover rate                                         40%               96%(i)              114%              179%(m)
Net assets, end of period (000's)                    $      89,564     $     104,700        $     103,880     $      28,758
---------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.

(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d) Class B shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.19% to 5.04%.

(g)  Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i)  Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                              YEAR            PERIOD                 YEAR            PERIOD
                                                             ENDED             ENDED                ENDED             ENDED
                                                         MARCH 31,         MARCH 31,             JUNE 30,          JUNE 30,
CLASS C SHARES                                                2005        2004(a)(b)              2003(c)        2002(c)(d)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $        9.27     $        9.18        $        8.73     $        8.89
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                     0.34              0.26                 0.40              0.19(f)
Net realized and unrealized gain (loss) on
investments and futures contracts                            (0.26)             0.11                 0.48             (0.14)(f)
                                                     -------------     -------------        -------------     -------------
Total from Investment Operations                              0.08              0.37                 0.88              0.05
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.36)            (0.28)               (0.43)            (0.21)
From net realized gains                                      (0.03)               --                   --                --
Return of capital                                               --                --                   --                --(g)
                                                     -------------     -------------        -------------     -------------
Total Distributions Declared to Shareholders                 (0.39)            (0.28)               (0.43)            (0.21)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $        8.96     $        9.27        $        9.18     $        8.73
Total return (h)(i)                                           0.95%             4.12%(j)            10.37%             0.58%(j)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (k)                                        1.54%             1.59%(l)             1.65%             1.68%(l)
Interest expense                                                --                --                   --%(m)            --
Expenses (k)                                                  1.54%             1.59%(l)             1.65%             1.68%(l)
Net investment income (k)                                     3.71%             3.72%(l)             4.50%             5.19%(f)(l)
Waiver/reimbursement                                          0.15%             0.15%(l)             0.15%             0.15%(l)
Portfolio turnover rate                                         40%               96%(j)              114%              179%(n)
Net assets, end of period (000's)                    $      46,693     $      59,009        $      51,676     $      11,651
---------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.

(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(d) Class C shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.34% to 5.19%.

(g)  Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(i) Had the Distributor not reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            YEAR        PERIOD
                                           ENDED         ENDED
                                       MARCH 31,     MARCH 31,                          YEAR ENDED JUNE 30,
CLASS Z SHARES                              2005    2004(a)(b)       2003(c)(d)        2002(d)         2001(d)         2000(d)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD                                $     9.27    $     9.18       $     8.73     $     8.84      $     8.41      $     8.63
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                   0.41          0.31             0.49           0.55(f)         0.62            0.60
Net realized and unrealized gain
(loss) on investments and futures
contracts                                  (0.25)         0.12             0.46          (0.08)(f)        0.43           (0.22)
                                      ----------    ----------       ----------     ----------      ----------      ----------
Total from Investment Operations            0.16          0.43             0.95           0.47            1.05            0.38
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                 (0.44)        (0.34)           (0.50)         (0.58)          (0.62)          (0.60)
From net realized gains                    (0.03)           --               --             --              --              --
Return of capital                             --            --               --             --(g)           --              --
                                      ----------    ----------       ----------     ----------      ----------      ----------
Total Distributions Declared to
Shareholders                               (0.47)        (0.34)           (0.50)         (0.58)          (0.62)          (0.60)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $     8.96    $     9.27       $     9.18     $     8.73      $     8.84      $     8.41
Total return (h)                            1.80%         4.78%(i)        11.30%          5.36%          12.86%           4.62%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (j)                      0.69%         0.74%(k)         0.80%          0.79%           0.72%           0.72%
Interest expense                              --            --               --%(l)         --              --              --
Expenses (j)                                0.69%         0.74%(k)         0.80%          0.79%           0.72%           0.72%
Net investment income (j)                   4.56%         4.58%(k)         5.51%          6.22%(f)        7.14%           7.16%
Portfolio turnover rate                       40%           96%(i)          114%           179%(m)         254%(m)         356%(m)
Net assets, end of period (000's)     $  877,193    $  793,477       $  717,923     $  729,580      $  514,068      $  406,216
------------------------------------------------------------------------------------------------------------------------------

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b) The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2004.

(c) Effective July 29, 2002, the Stein Roe Intermediate Bond Fund's Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.

(d) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 6.38% to 6.22%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested.

(i)  Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

(m)  Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        ------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST VIII AND THE SHAREHOLDERS OF COLUMBIA INTERMEDIATE BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the "Fund") (a series of Columbia Funds Trust VIII) at March 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audit, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for the periods prior to July 1, 2003 were audited by another independent registered public accounting firm whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston,Massachusetts
May 20, 2005

TRUSTEES
         -----------------------------------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A.HACKER (age 49)                         Executive Vice President-Strategy of United Airlines (airline) since December,
P.O. Box 66100                                    2002 (formerly President of UAL Loyalty Services (airline) from September, 2001
Chicago, IL 60666                                 to December, 2002; Executive Vice President and Chief Financial Officer of
Trustee (since 1996)                              United Airlines from July, 1999 to September, 2001; Senior Vice
                                                  President-Finance from March, 1993 to July, 1999). Oversees 104, None
                                                  ---------------------------------------------------------------------------------
JANET LANGFORD KELLY (age 47)                     Partner, Zelle, Hofmann,Voelbel,Mason & Gette LLP (law firm); Adjunct Professor
9534 W. Gull Lake Drive                           of Law, Northwestern University, since September, 2004 (formerly Chief
Richland, MI 49083-8530                           Administrative Officer and Senior Vice President, Kmart Holding Corporation
Trustee (since 1996)                              (consumer goods), from September, 2003 to March, 2004; Executive Vice
                                                  President-Corporate Development and Administration, General Counsel and
                                                  Secretary, Kellogg Company (food manufacturer), from September, 1999 to August,
                                                  2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation
                                                  (branded, packaged, consumer-products manufacturer) from January, 1995 to
                                                  September, 1999). Oversees 104, None
                                                  ---------------------------------------------------------------------------------
RICHARD W. LOWRY (age 69)                         Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                            Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                              106(3), None
Trustee (since 1995)
                                                  ---------------------------------------------------------------------------------
CHARLES R.NELSON (age 62)                         Professor of Economics, University of Washington, since January, 1976; Ford and
Department of Economics                           Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                          since September, 1993 (formerly Director, Institute for Economic Research,
Seattle,WA 98195                                  University of Washington from September, 2001 to June, 2003) Adjunct Professor
Trustee (since 1981)                              of Statistics, University of Washington, since September, 1980; Associate
                                                  Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 104, None
                                                  ---------------------------------------------------------------------------------
JOHN J.NEUHAUSER (age 62)                         Academic Vice President and Dean of Faculties since August, 1999, Boston College
84 College Road                                   (formerly Dean, Boston College School of Management from September, 1977 to
Chestnut Hill, MA 02467-3838                      August, 1999). Oversees 1063, Saucony, Inc. (athletic footwear)
Trustee (since 1985)
                                                  ---------------------------------------------------------------------------------
PATRICK J. SIMPSON (age 61)                       Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 69)                        Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                            College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                   Oversees 104, None
Trustee (since 1998)
                                                  ---------------------------------------------------------------------------------
THOMAS C. THEOBALD (age 68)                       Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
8 Sound Shore Drive,                              since September, 2004 (formerly Managing Director, William Blair Capital Partners
Suite 285                                         (private equity investing) from September, 1994 to September, 2004). Oversees
Greenwich, CT 06830                               104, Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board4 (since 1996)   (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)
                                                  ---------------------------------------------------------------------------------
ANNE-LEE VERVILLE (age 59)                        Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                            Corporation (computer and technology) from 1994 to 1997). Oversees 104, Chairman
Hopkinton, NH 03229                               of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                              distributor of giftware and collectibles)
                                                  ---------------------------------------------------------------------------------
RICHARD L.WOOLWORTH (age 64)                      Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W.Market Street                             Regence Group (regional health insurer); Chairman and Chief Executive Officer,
#1500                                             BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Portland, OR 97207                                Company). Oversees 104, Northwest Natural Gas Co. (natural gas service provider)
Trustee (since 1991)
                                                  ---------------------------------------------------------------------------------
INTERESTED TRUSTEE

WILLIAM E.MAYER(2) (age 65)                       Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                   (formerly Partner, Development Capital LLC from November 1996 to February,
Suite 3204                                        1999). Oversees 106(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                                (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions
Trustee (since 1994)                              (retail industry technology provider)
                                                  ---------------------------------------------------------------------------------

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS
         -----------------------------------------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (age 47)                    Head of Mutual Funds since August, 2004 and Senior Vice President of the Advisor
One Financial Center                              since January, 2005; President of the Columbia Funds, Liberty Funds and Stein
Boston, MA 02111                                  Roe Funds since October, 2004; President and Chief Executive Officer of the
President (since 2004)                            Nations Funds since January, 2005; President of the Galaxy Funds since April
                                                  2005; Director of Bank of America Global Liquidity Funds, plc since May 2005;
                                                  Director of Banc of America Capital Management (Ireland), Limited since May
                                                  2005; Senior Vice President of BACAP Distributors LLC since January, 2005;
                                                  Director of FIM Funding, Inc. since January, 2005; Senior Vice President of
                                                  Columbia Funds Distributor, Inc. since January, 2005; Director of Columbia Funds
                                                  Services, Inc. since January, 2005 (formerly President and Chief Executive
                                                  Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to
                                                  August, 2004).
                                                  ---------------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (age 40)                     Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds,
One Financial Center                              Stein Roe Funds and All-Star Funds since December, 2000; Vice President of the
Boston, MA 02111                                  Advisor since April, 2003 (formerly President of the Columbia Funds, Liberty
Treasurer (since 2000)                            Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting
                                                  Officer and Controller of the Liberty Funds and All-Star Funds from February,
                                                  1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002
                                                  (formerly Treasurer from December, 2002 to December, 2004 and President from
                                                  February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge
                                                  Fund, LLC; Vice President of Colonial Management Associates, Inc. from February,
                                                  1998 to October, 2000).
                                                  ---------------------------------------------------------------------------------
MARY JOAN HOENE (age 54)                          Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                               Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004 (formerly
New York, NY 10005                                Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004;
Senior Vice President and Chief Compliance        Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000;
Officer (since 2004)                              Vice President and Counsel, Equitable Life Assurance Society of the United
                                                  States from April, 1998 to November, 1999).
                                                  ---------------------------------------------------------------------------------
MICHAEL G. CLARKE (age 35)                        Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds
One Financial Center                              and All-Star Funds since October, 2004 (formerly Controller of the Columbia
Boston, MA 02111                                  Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to
Chief Accounting Officer (since 2004)             October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President,
                                                  Product Strategy & Development of the Liberty Funds and Stein Roe Funds from
                                                  February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein
                                                  Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit
                                                  Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).
                                                  ---------------------------------------------------------------------------------
JEFFREY R. COLEMAN (age 35)                       Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
One Financial Center                              Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management
Boston, MA 02111                                  Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles
Controller (since 2004)                           Funds from February, 2003 to September, 2004; Assistant Vice President of CDC
                                                  IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest
                                                  Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from
                                                  November, 1996 to August, 2000).
                                                  ---------------------------------------------------------------------------------
R. SCOTT HENDERSON (age 45)                       Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                              December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                  September, 2004; Executive Director and General Counsel,Massachusetts Pension
Secretary (since 2004)                            Reserves Investment Management Board from September, 1997 to March, 2001).
                                                  ---------------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                                                  --------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information is the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses.

Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                        ----------------------------------------

                                                 COLUMBIA INTERMEDIATE BOND FUND

TRANSFER AGENT                                    The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and
Columbia Funds Services, Inc.                     additional reports will be sent to you.
P.O. Box 8081
Boston MA 02266-8081                              This report has been prepared for shareholders of Columbia Intermediate Bond
800-345-6611                                      Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges,
DISTRIBUTOR                                       investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.
Columbia Funds Distributor, Inc.
One Financial Center                              A description of the policies and procedures that the fund uses to determine how
Boston MA 02111                                   to vote proxies and a copy of the fund's voting record are available (i) at
                                                  www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's
INVESTMENT ADVISOR                                website at www.sec.gov, and (iii) without charge, upon request, by calling
                                                  800-368-0346. Information regarding how the fund voted proxies relating to
Columbia Management Advisors, Inc.                portfolio securities during the 12-month period ended June 30, 2004 is available
100 Federal Street                                from the SEC's website. Information regarding how the fund voted proxies
Boston MA 02110                                   relating to portfolio securities is also available from the fund's website.

INDEPENDENT REGISTERED PUBLIC                     The fund files a complete schedule of portfolio holdings with the SEC for the
ACCOUNTING FIRM                                   first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at
PricewaterhouseCoopers LLP                        the SEC's Public Reference Room in Washington, DC. Information on the operation
125 High Street                                   of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Boston, MA 02110

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC APPEARS HERE]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA INTERMEDIATE BOND FUND ANNUAL REPORT, MARCH 31, 2005        PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]

(C) 2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                713-02/039V-0405 (05/05) 05/5541

Item 2. Code of Ethics.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed in aggregate for the two series of the registrant whose reports to stockholders are included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005      2004
-------   -------
$54,300   $51,700

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

 2005     2004
------   ------
$7,400   $8,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

 2005     2004
------   ------
$7,100   $5,000

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

2005   2004
----   ----
 $0     $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds

(collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     . A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;
     . The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
     . The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
     . If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     .    A general description of the services, and
     .    Actual billed and projected fees, and
     . The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2005 and March 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended March 31, 2005 and March 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended March 31, 2005 and March 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $93,500 and $95,000, respectively. For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Columbia Funds Trust VIII


By (Signature and Title)   /S/ Christopher L. Wilson
                           ---------------------------------------
                           Christopher L. Wilson, President

Date                       May 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /S/ Christopher L. Wilson
                           ---------------------------------------
                           Christopher L. Wilson, President

Date                       May 27, 2005


By (Signature and Title)   /S/ J. Kevin Connaughton
                           ---------------------------------------
                           J. Kevin Connaughton, Treasurer

Date                       May 27, 2005